                                                                   Exhibit 10(a)


- --------------------------------------------------------------------------------

                          SALE AND SERVICING AGREEMENT


                                      among

                        KEYCORP STUDENT LOAN TRUST 1996-A
                                   as Issuer,

                       KEY BANK USA, NATIONAL ASSOCIATION
                                   as Seller,

                 PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY
                                  as Servicer,

                       THE FIRST NATIONAL BANK OF CHICAGO
                    not in its individual capacity but solely
                           as Eligible Lender Trustee,

                                       AND

                       KEY BANK USA, NATIONAL ASSOCIATION
                                as Administrator

                       Dated as of ________________, 1996

- --------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                             PAGE

                                                    ARTICLE I
Definitions and Usage...........................................................................................1


                                                   ARTICLE II

                                      Conveyance of Financed Student Loans
                                      ------------------------------------

SECTION 2.01.  Conveyance of Initial Financed
                 Student Loans..................................................................................2
SECTION 2.02.  Conveyance of Additional Student
                 Loans..........................................................................................2
SECTION 2.03.  Conveyance of Financed Federal Loans
               and Financed Private Loans by the
               Eligible Lender Trustee to the
               Seller in Connection with
               Consolidation Loans..............................................................................5
SECTION 2.04.  Endorsement......................................................................................6


                                                   ARTICLE III

                                           The Financed Student Loans
                                           --------------------------

SECTION 3.01.  Representations and Warranties of
                 Seller with Respect to the Financed
                 Student Loans..................................................................................6
SECTION 3.02.  Repurchase upon Breach;
                 Reimbursement.................................................................................10
SECTION 3.03.  Custody of Financed Student Loan
                 Files.........................................................................................11
SECTION 3.04.  Duties of Servicer as Custodian.................................................................11
SECTION 3.05.  Instructions; Authority To Act..................................................................12
SECTION 3.06.  Custodian's Indemnification.....................................................................12
SECTION 3.07.  Effective Period and Termination................................................................13


                                                                                                             PAGE

                                                   ARTICLE IV

                             Administration and Servicing of Financed Student Loans
                             ------------------------------------------------------
SECTION 4.01.  Duties of Servicer..............................................................................14
SECTION 4.02.  Collection of Financed Student Loan
                 Payments......................................................................................16
SECTION 4.03.  Realization upon Financed Student
                 Loans.........................................................................................18
SECTION 4.04.  Computation of Note Interest Rate
                 and Certificate Rate..........................................................................18
SECTION 4.05.  No Impairment...................................................................................18
SECTION 4.06.  Purchase of Financed Student Loans;
                 Reimbursement.................................................................................18
SECTION 4.07.  Servicing Fee; Excess Servicing Fee.............................................................19
SECTION 4.08.  Administrator's Certificate;
                 Servicer's Report.............................................................................20
SECTION 4.09.  Annual Statement as to Compliance;
                 Notice of Default.............................................................................21
SECTION 4.10.  Annual Independent Certified Public
                 Accountants' Report...........................................................................22
SECTION 4.11.  Access to Certain Documentation and
                 Information Regarding Financed
                 Student Loans.................................................................................23
SECTION 4.12.  Servicer and Administrator Expenses.............................................................23
SECTION 4.13.  Appointment of Subservicer......................................................................23
SECTION 4.14.  Special Programs................................................................................24
                                                                                                               24

                                                    ARTICLE V

                                         Distributions; Reserve Account;
                                         -------------------------------
                                Statements to Certificateholders and Noteholders
                                ------------------------------------------------

SECTION 5.01.  Establishment of Trust Accounts.................................................................24
SECTION 5.02.  Collections.....................................................................................27
SECTION 5.03.  Application of Collections......................................................................28
SECTION 5.04.  Additional Deposits.............................................................................28
SECTION 5.05.  Distributions...................................................................................29
SECTION 5.06.  Reserve Account.................................................................................31
SECTION 5.07.  Statements to Certificateholders
                 and Noteholders...............................................................................35
SECTION 5.08.  Pre-Funding Account.............................................................................38
                                                                                                               38


                                                                                                             PAGE

                                                   ARTICLE VI

                                        The Seller and the Administrator
                                        --------------------------------
SECTION 6.01.  Representations of Seller and
                 Administrator.................................................................................39
SECTION 6.02.  Existence.......................................................................................42
SECTION 6.03.  Liability of Seller; Indemnities................................................................42
SECTION 6.04.  Liability of Administrator;
                 Indemnities...................................................................................44
SECTION 6.05.  Merger or Consolidation of, or
                 Assumption of the Obligations of,
                 Seller or Administrator.......................................................................45
SECTION 6.06.  Limitation on Liability of Seller,
                 Administrator and Others......................................................................46
SECTION 6.07.  Seller May Own Certificates or
                 Notes.........................................................................................47
SECTION 6.08.  Society National Bank Not to Resign
                 as Administrator..............................................................................47

                                                   ARTICLE VII

                                                  The Servicer
                                                  ------------

SECTION 7.01.  Representations of Servicer.....................................................................48
SECTION 7.02.  Indemnities of Servicer.........................................................................50
SECTION 7.03.  Merger or Consolidation of, or
                 Assumption of the Obligations of,
                 Servicer......................................................................................51
SECTION 7.04.  Limitation on Liability of Servicer
                 and Others....................................................................................52
SECTION 7.05.  PHEAA Not to Resign as Servicer.................................................................53

                                                  ARTICLE VIII

                                                     Default
                                                     -------

SECTION 8.01.  Servicer Default; Administrator
                 Default.......................................................................................53
SECTION 8.02.  Appointment of Successor........................................................................57
SECTION 8.03.  Notification to Noteholders and
                 Certificateholders............................................................................59
SECTION 8.04.  Waiver of Past Defaults.........................................................................59

                                      -iv-


                                                                                                             PAGE

                                                   ARTICLE IX

                                                   Termination
                                                   -----------

SECTION 9.01.  Termination.....................................................................................59

                                                    ARTICLE X

                                                   [Reserved]

                                                   ARTICLE XI

                                                  Miscellaneous
                                                  -------------

SECTION 11.01. Amendment.......................................................................................62
SECTION 11.02. Protection of Interests in Trust................................................................64
SECTION 11.03. Notices.........................................................................................67
SECTION 11.04. Assignment......................................................................................68
SECTION 11.05. Limitations on Rights of Others.................................................................68
SECTION 11.06. Severability....................................................................................68
SECTION 11.07. Separate Counterparts...........................................................................68
SECTION 11.08. Headings........................................................................................68
SECTION 11.09. Governing Law...................................................................................69
SECTION 11.10. Assignment to Indenture Trustee.................................................................69
SECTION 11.11. Nonpetition Covenants...........................................................................69
SECTION 11.12. Limitation of Liability of Eligible
                 Lender Trustee and Indenture
                 Trustee.......................................................................................69


APPENDIX A     Definitions and Usage

SCHEDULE A     Schedule of Financed Student Loans
SCHEDULE B     Location of Financed Student Loan
                 Files

SCHEDULE C     Servicing Fee Schedules
SCHEDULE D     Provisions to be Audited Regarding
                 Servicer and Administrator

EXHIBIT A      Form of Report to Noteholders
EXHIBIT B      Form of Report to Certificateholders
EXHIBIT C      Form of Administrator's Certificate
EXHIBIT D      Form of Transfer Agreement
EXHIBIT E      Form of Assignment on Closing Date

                                    SALE AND SERVICING AGREEMENT dated as of
                           _______ 1, 1996, among KEYCORP STUDENT LOAN TRUST 1996-A, a New York trust (the "Issuer"), KEY BANK USA, NATIONAL ASSOCIATION, a national banking association (the "Seller"), PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, an agency of the Commonwealth of Pennsylvania, as servicer (the "Servicer"), ______________________, a ________
                           banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee"), and KEY BANK USA, NATIONAL ASSOCIATION, a national banking association, as administrator (the "Administrator").

                  WHEREAS, on ______ __, 1996, the Seller assigned to the Issuer its rights in a portfolio of law school, medical school, dental school, graduate business school and other graduate school student loans originated in the ordinary course of business in connection with The Access Group Loan Program by the Seller (or by Ameritrust Company National Association prior to its merger in July 1992 with the Seller), subject to revocation by the Seller;

                  WHEREAS the Seller intends to assign to the Issuer during a limited period additional student loans it currently owns and student loans it may originate in the future;

                  WHEREAS the Issuer desires to purchase, and the Seller is willing to sell to the Issuer, such student loans;

                  WHEREAS the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer; and

                  WHEREAS the Servicer and the Administrator are willing to service such student loans and undertake certain administrative functions with respect thereto.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                              Definitions and Usage
                              ---------------------

                  Capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage and construction that shall be applicable herein.

                                   ARTICLE II

                      Conveyance of Financed Student Loans
                      ------------------------------------

                  SECTION 2.01. CONVEYANCE OF INITIAL FINANCED STUDENT LOANS. In consideration of the Issuer's delivery to or upon the order of the Seller on the Closing Date of $____________ aggregate principal amount of the Notes, the net proceeds from the sale of the remaining Notes and the Certificates and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby, as evidenced by a duly executed written assignment in the form of Exhibit E, sell, transfer, assign, set over and otherwise convey to the Issuer (or, in the case of the Initial Financed Student Loans (as defined below), to the Eligible Lender Trustee on behalf of the Issuer), without recourse (subject to the obligations herein):

                  (i) all right, title and interest in and to the Financed Student Loans (other than the Additional Student Loans) (the "Initial Financed Student Loans") and all obligations of the Obligors thereunder, including all moneys paid thereunder, and all written communications received by the Seller with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearance), on or after the Cutoff Date;

                (ii) all right, title and interest of the Seller under the Assigned Agreements insofar as they relate to the Financed Private Loans but not with respect to any other loans covered thereby (the "Assigned Rights");

              (iii) all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Pre-Funded Amount, and in and to all investments and proceeds thereof (including all income thereon); and

                (iv) the proceeds of any and all of the foregoing.

                  SECTION 2.02. CONVEYANCE OF ADDITIONAL STUDENT LOANS. (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the Issuer's delivery on the related Transfer Date to or upon the order of the Seller of the amount described in Section 5.08(a) to be delivered to the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer (or, in the case of the Additional Student Loans, to the Eligible Lender Trustee on behalf of the Issuer), without recourse (subject to the obligations herein) all right, title and interest of the Seller in and to each Additional Student Loan, and all moneys received thereon, and all written communications received by the Seller with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on and after the related Subsequent Cutoff Date, made from time to time during the Funding Period.

                  (b) The Seller shall transfer to the Issuer the Additional Student Loans for a given Transfer Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Transfer Date:

                  (i) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee a duly executed written assignment (including an acceptance by the Eligible Lender Trustee and the Indenture Trustee) in substantially the form of Exhibit D (each, a "Transfer Agreement"), which shall include supplements to Schedule A, listing such Additional Student Loans;

                (ii) the Seller shall have delivered, at least two days' prior to such Transfer Date, notice of such transfer to the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, including a listing of the designation and the aggregate principal balance of such Additional Student Loans;

              (iii) the Seller shall, to the extent required by Section 5.02, have deposited in the Collection Account all collections in respect of the Additional Student Loans on and after each applicable Subsequent Cutoff Date;

                (iv) as of each Transfer Date, the Seller was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                  (v) such addition will not result in a material adverse Federal or State tax consequence to the Issuer, the Noteholders or the Certificateholders;

                (vi) the Funding Period shall not have terminated;

              (vii) the Seller shall have delivered to the Indenture Trustee and the Eligible Lender Trustee an Officers'

    Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b);

            (viii) the Seller shall have delivered (A) to the Rating Agencies an Opinion of Counsel with respect to the transfer of the Additional Student Loans transferred on such Transfer Date, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and
    (B) to the Eligible Lender Trustee and the Indenture Trustee the Opinion of Counsel required by Section 11.02(i)(1);

                (ix) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

                  (x) no selection procedures believed by the Seller to be adverse to the interests of the Certificateholders or the Noteholders shall have been utilized in selecting the Additional Student Loans;

                (xi) no Private Consolidation Loan will be transferred to the Issuer unless at least one underlying student loan to be consolidated is a Financial Student Loan already held by the Eligible Lender Trustee on behalf of the Issuer; and

              (xii) no Consolidation Loan will be transferred to the Issuer if the purchase price required to be paid for such Consolidation Loan when added to the aggregate purchase price previously paid by the Eligible Lender Trustee for all Consolidation Loans during the Funding Period would cause the aggregate purchase price paid by the Eligible Lender Trustee for Consolidation Loans transferred to the Issuer to exceed
    $___________;

PROVIDED, HOWEVER, that the Seller shall not incur any liability as a result of transferring Additional Student Loans on any Transfer Date at a time when the condition set forth in clause (v) was not satisfied, if at the time of such transfer the Authorized Officers of the Seller, after reasonable inquiry of in-house counsel to the Seller, were not aware of any fact that would reasonably suggest that such condition would not be satisfied as of such date.

                  (c) The Seller covenants to transfer during the Funding Period to the Eligible Lender Trustee on behalf of the Issuer pursuant to paragraph (a) above Additional Student Loans with an aggregate principal balance of not less than $_____________ (less the amount of other Additional Fundings made during the Funding Period); PROVIDED, HOWEVER, that the Seller shall have no liability for a breach of the foregoing covenant as a result of the Seller not having made or owned prior to the date hereof Additional Student Loans equal to the amount specified above during the Funding Period, the Seller not being able to transfer Additional Student Loans because of Section 2.02(b)(xii) or there being insufficient funds available in the Escrow Account and the Pre-Funding Account for the Eligible Lender Trustee to consummate such acquisitions.

                  SECTION 2.03. CONVEYANCE OF FINANCED FEDERAL LOANS AND FINANCED PRIVATE LOANS BY THE ELIGIBLE LENDER TRUSTEE TO THE SELLER IN CONNECTION WITH CONSOLIDATION LOANS. On any date (whether or not during the Funding Period), upon receipt of written notice (or telephonic or facsimile notice followed by written notice) from the Seller (or from the Servicer on behalf of the Seller) by the Eligible Lender Trustee and the Indenture Trustee, the Eligible Lender Trustee will convey to the Seller the Financed Federal Loans and Financed Private Loans identified in such notice, which are to be repaid pursuant to the Consolidation Loans to be made by the Seller. Simultaneously with each such conveyance by the Eligible Lender Trustee and the making by the Seller of each such Consolidation Loan during the Funding Period, the Seller shall deposit into the Escrow Account an amount equal to the sum of the principal balances of such Financed Federal Loans and Financed Private Loans thereby being consolidated plus accrued interest thereon to the date of such consolidation.

                  With respect to each Consolidation Loan made by the Seller after the end of the Funding Period, the Seller shall deposit, simultaneously with each such conveyance by the Eligible Lender Trustee and the making of each such Consolidation Loan, into the Collection Account in accordance with Section
5.04 an amount equal to the aggregate unpaid principal balance of, plus accrued interest on, each such Financed Federal Loan and Financed Private Loan, as payment for such conveyance of such Financed Federal Loans and Financed Private Loans.

                  SECTION 2.04. ENDORSEMENT. The Seller hereby appoints each of the Eligible Lender Trustee and the Indenture Trustee as the Seller's true and lawful attorney-in-fact with full power of substitution to endorse the Seller's name on any promissory note evidencing the Initial Financed Student Loans and any Additional Student Loans transferred to the Eligible Lender Trustee on behalf of the Trust pursuant to Sections 2.01 and 2.02. The Seller acknowledges and agrees that this power of attorney shall be construed as a power coupled with an interest, shall be irrevocable as long as the Trust Agreement remains in effect and shall continue in effect until the Trust Agreement terminates.

                                   ARTICLE III

                           The Financed Student Loans
                           --------------------------

                  SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF SELLER WITH RESPECT TO THE FINANCED STUDENT LOANS. The Seller makes the following representations and warranties as to the Financed Student Loans on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans and the Subsequent Pool Student Loans, and as of the applicable Transfer Date, in the case of the Additional Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (i) CHARACTERISTICS OF FINANCED STUDENT LOANS. Each Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction by the Seller in the ordinary course of its business to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto and (B) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the principal amount of such Financed Student Loan by its maturity and yield interest at the rate applicable thereto, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act, any Guarantee Agreement or the Program. Each Financed Student Loan that is a Financed Federal Loan qualifies the holder thereof to receive Interest Subsidy Payments (other than SLS Loans, unsubsidized Stafford Loans and certain Consolidation Loans) and Special Allowance Payments from the Department and Guarantee Payments from the applicable Guarantor and qualifies the applicable Guarantor to receive reinsurance payments thereon from the Department.

                (ii) SCHEDULE OF FINANCED STUDENT LOANS. The information set forth in Schedules A and B to this Agreement and Schedule A to the related Transfer Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date (with respect to Schedules A and B to this Agreement) or each applicable Subsequent Cutoff Date, as applicable, and no selection procedures believed to be adverse to the Noteholders or the Certificateholders were utilized in selecting the Initial Financed Student Loans or the applicable Additional Student Loans, as applicable. The computer tape regarding the Initial Financed Student Loans and the

    Subsequent Pool Student Loans made available to the Issuer and its assigns is true and correct in all respects as of the Cutoff Date.

              (iii) COMPLIANCE WITH LAW. Each Financed Student Loan complied at the time it was originated or made and at the execution of this Agreement or the applicable Transfer Agreement, as the case may be, complies, and the Seller and its agents, with respect to each such Financed Student Loan, have at all times complied, in all material respects with all requirements of applicable Federal, state and local laws and regulations thereunder, including the Higher Education Act, usury law, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation B and other consumer credit laws and equal credit opportunity and disclosure laws and all applicable requirements of the Guarantee Agreements.

                (iv) BINDING OBLIGATION. Each Financed Student Loan represents the genuine, legal, valid and binding payment obligation in writing of the borrower thereof, enforceable by or on behalf of the holder thereof in accordance with its terms, and no Financed Student Loan has been satisfied, subordinated or rescinded, subject to clause (xiii) below.

                  (v) NO DEFENSES. No right of rescission, setoff, counterclaim or defense has been asserted or threatened or exists with respect to any Financed Student Loan.

                (vi) NO DEFAULT. No Financed Student Loan has a payment that is more than 220 days overdue as of the Cutoff Date or, with respect to the Other Student Loans, more than 90 days overdue as of the applicable Subsequent Cutoff Date, as the case may be, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults continuing for a period of not more than 120 days or 90 days, as applicable, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; and the Seller has not waived and shall not waive any of the foregoing other than as permitted by the Basic Documents.

        (vii) TITLE. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Financed Student Loans from the Seller to the Eligible Lender Trustee on behalf of the Issuer and that the beneficial interest in and title t such Financed Student Loans not be part of the debtor's estate in the event of the appointment of a receiver with respect to the Seller. No Financed Student Loan has been sold, transferred, assigned or pledged by the Seller to any Person other than the Eligible Lender Trustee on behalf of the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Seller had good title to each Financed Student Loan, free and clear of all Liens and, immediately upon the transfer thereof, the Eligible Lender Trustee on behalf of the Issuer shall have good title to each such Financed Student Loan, free and clear of all Liens or the transfer shall have been perfected under the UCC.

            (viii) LAWFUL ASSIGNMENT. No Financed Student Loan has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Financed Student Loan or any Financed Student Loan under this Agreement, each Transfer Agreement or the Indenture is unlawful, void or voidable.

                (ix) ALL FILINGS MADE. All filings (including UCC filings) necessary in any jurisdiction to give the Eligible Lender Trustee on behalf of the Issuer a first perfected ownership interest in the Financed Student Loans, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

                  (x) ONE ORIGINAL. There is only one original executed copy of the promissory note evidencing each Financed
    Student Loan.

                (xi) PRINCIPAL BALANCE. The aggregate principal balance of the Initial Financed Student Loans, plus accrued interest to be capitalized with respect thereto, as of the Cutoff Date, is $______________, and the aggregate principal balance of the Subsequent Pool Student Loans, plus accrued interest to be capitalized with respect thereto, as of the Cutoff
    Date, is $        .

              (xii) NO CLAIMS. As of the Cutoff Date, no claim for payment with respect to an Initial Financial Student Loan has been made to a Guarantor, and as of the related Subsequent Cutoff Date, no claim for payment with respect to an Additional Student Loan, will have been made to a Guarantor.

            (xiii) NO BANKRUPTCIES OR DEATHS. No borrower of any Financed Student Loan as of the date the Trust was created on ______ __, 199_ (in the case of the Initial Financed Student Loans), or the applicable Subsequent Cutoff Date (in the case of Additional Student Loans) was noted in the related Financed Student Loan File as being currently involved in a bankruptcy proceeding or as having died.

              (xiv) GENERAL INTANGIBLES. Each Financed Student Loan constitutes "general intangibles" as defined in the UCC.

                (xv) U.S. OBLIGORS. Less than 1% of the Financed Student Loans are due from Persons not having a mailing address in the United States of America.

              (xvi) INTEREST ACCRUING. Each Financed Student Loan is accruing interest (whether or not such interest is being paid currently, by the borrower or by the Department, or is being capitalized), except as otherwise expressly permitted by the Basic Documents.

            (xvii) SELLER'S REPRESENTATIONS. The representations and warranties of the Seller contained in Section 6.01 are true and correct.

                  SECTION 3.02. REPURCHASE UPON BREACH; REIMBURSEMENT. The Seller, the Servicer or the Eligible Lender Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the Seller's representations and warranties made pursuant to Section 3.01 or Section 6.01. Unless any such breach shall have been cured within 60 days following the discovery thereof by the Eligible Lender Trustee or receipt by the Eligible Lender Trustee of written notice from the Seller or the Servicer of such breach, the Seller shall be obligated to repurchase any Financed Student Loan in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by any such breach as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period; provided that it is understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose. In consideration of and simultaneously with the repurchase of the Financed Student Loan, the Seller shall remit the Purchase Amount, in the manner specified in Section 5.04, and the Issuer shall execute such assignments and other documents reasonably requested by the Seller in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Financed Student Loan File will thereafter belong to the Seller. In addition, if any such breach by the Seller does not trigger such a repurchase obligation but does result in the refusal by a Federal Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay to the Department) of certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Federal Loan, then, unless such breach, if curable, is cured within 60 days, the Seller shall reimburse the Issuer by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments and Special Allowance Payments in the manner specified in Section 5.04. Subject to the provisions of Section 6.03, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of representations and warranties pursuant to Section
3.01 and the agreement contained in this Section shall be to require the Seller to repurchase Financed Student Loans or to reimburse the

Issuer as provided above pursuant to this Section, subject to the conditions contained herein.

                  SECTION 3.03. CUSTODY OF FINANCED STUDENT LOAN FILES. To assure uniform quality in servicing the Financed Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer (or, in the case of the Additional Student Loans, will as of the applicable Transfer Date be constructively delivered to the Indenture Trustee, as pledgee of the Issuer) with respect to each Financed Student Loan:

                  (a) the original fully executed copy of the note evidencing the Financed Student Loan;

                  (b) the original loan application fully executed by the borrower; and

                  (c) any and all other documents and computerized records that any of the Servicer, the Administrator or the Seller shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto.

                  SECTION 3.04. DUTIES OF SERVICER AS CUSTODIAN. (a) SAFEKEEPING. The Servicer shall hold the Financed Student Loan Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Financed Student Loan File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the student loan files relating to all comparable student loans that the Servicer services and shall ensure that it complies fully and completely with all applicable Federal and State laws, including the Higher Education Act, with respect thereto. The Servicer shall conduct, or cause to be conducted, periodic audits of the Financed Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Financed Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Financed Student Loan Files.

                  (b) MAINTENANCE OF AND ACCESS TO RECORDS. The Servicer shall maintain each Financed Student Loan File at one of its offices specified in Schedule B to this Agreement or at such other office as shall be specified by written notice to the Issuer and the Indenture Trustee not later than 90 days after any change in location. Upon reasonable prior notice, the Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Financed Student Loan Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

                  (c) RELEASE OF DOCUMENTS. Upon instruction from the Indenture Trustee, the Servicer shall release any Financed Student Loan File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

                  SECTION 3.05. INSTRUCTIONS; AUTHORITY TO ACT. The Servicer shall be deemed to have received proper instructions with respect to the Financed Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

                  SECTION 3.06. CUSTODIAN'S INDEMNIFICATION. The Servicer as custodian shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee or the Indenture Trustee or any of their officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Financed Student Loan Files where the final determination that any such improper act or omission by the Servicer resulted in such loss, liability or expense is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer; PROVIDED, HOWEVER, that the Servicer shall not be liable to the Eligible Lender Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Eligible Lender Trustee and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee. This provision shall not be construed to limit the sovereign immunity of the Commonwealth of Pennsylvania or the Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

                  SECTION 3.07. EFFECTIVE PERIOD AND TERMINATION. PHEAA's appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as PHEAA shall remain the Servicer hereunder. If PHEAA or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of PHEAA or any such successor Servicer shall have been terminated under Section 8.01, the appointment of PHEAA or such successor Servicer as custodian shall be terminated simultaneously with the effectiveness of such termination. As soon as practicable on or after any termination of such appointment (and in any event within (i) 10 Business Days, with respect to that portion of the Financed Student Loan Files consisting of electronic records and information, and (ii) 30 Business Days, with respect to the remaining portion of the Financed Student Loan Files), the Servicer shall deliver the Financed Student Loan Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.

                                   ARTICLE IV

             Administration and Servicing of Financed Student Loans
             ------------------------------------------------------

                  SECTION 4.01. DUTIES OF SERVICER. The Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Financed Student Loans with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable student loans that it services. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Servicer shall manage, service, administer and make collections with respect to the Financed Student Loans (other than collection of any Interest Subsidy Payments and Special Allowance Payments, which the Eligible Lender Trustee will perform on behalf of the Trust) in accordance with, and otherwise comply with, all applicable Federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act (in the case of the Financed Federal Loans) and any Guarantee Agreement (in the case of all the Financed Student Loans), the failure to comply with which would adversely affect the eligibility of one or more of the Financed Federal Loans for federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or one or more of the Financed Student Loans for receipt of Guarantee Payments or would have an adverse effect on the Certificateholders or the Noteholders. In addition, without limiting the generality of the foregoing, the Servicer shall service the Financed Student Loans in accordance with the provisions of the Supplemental Sale and Servicing Agreement. The Servicer also hereby acknowledges that its obligation to service the Financed Student Loans includes those Additional Student Loans conveyed by the Seller to the Eligible Lender Trustee on behalf of the Trust pursuant to Section 2.02 and the related Transfer Agreement, a copy of which shall be delivered to the Servicer by the Seller promptly upon execution thereof; PROVIDED that any failure by the Seller to so deliver a Transfer Agreement shall not affect the Servicer's obligations hereunder to service all the Financed Student Loans.

                  The Servicer's duties shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Financed Student Loans; PROVIDED, HOWEVER, that the Servicer agrees that it will not (a) permit any rescission or cancellation of a Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee and the Indenture Trustee or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Financed Student Loans except as otherwise permitted in accordance with
Section 4.14; PROVIDED FURTHER, HOWEVER, that the Servicer shall not agree to any decrease of the interest rate on, or the principal amount payable with respect to, any Financed Student Loan except in accordance with the applicable standards, guidelines and requirements of the Higher Education Act, any Guarantee Agreement or the Program and as otherwise permitted in accordance with
Section 4.14. The Eligible Lender Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to the Servicer to maintain any and all collection procedures with respect to the Financed Student Loans, including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and taking any steps to enforce such Financed Student Loan such as commencing a legal proceeding to enforce a Financed Student Loan in the name of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the

Certificateholders or the Noteholders. The Eligible Lender Trustee or the Indenture Trustee shall upon the written request of the Servicer or the Administrator furnish the Servicer or the Administrator with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer or the Administrator to carry out their servicing and administrative duties hereunder.

                  SECTION 4.02. COLLECTION OF FINANCED STUDENT LOAN PAYMENTS.
(a) The Servicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services. The Servicer shall allocate collections with respect to the Financed Student Loans between principal and interest in accordance with Section
5.03. With the written consent of the Administrator, the Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Financed Student Loan.

                  (b) The Servicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services. In connection therewith, the Servicer is hereby authorized and empowered to convey to any Guarantor the note and the related Financed Student Loan File representing any Financed Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.

                  (c) The Eligible Lender Trustee shall, with the assistance of the Administrator as set forth below and on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Financed Federal Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Administrator follows with respect to its own student loans. All amounts so collected by the Eligible Lender Trustee shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 5.02. In connection therewith, the Administrator shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. The Eligible Lender Trustee shall upon the written request of the Administrator furnish the Administrator with any power of attorney and other documents reasonably necessary or appropriate to enable the Administrator to prepare and file such claims forms and other documents and filings.

                  The Eligible Lender Trustee may permit trusts, other than the Trust, established by the Seller to securitize student loans to use the Department lender identification number applicable to the Trust. In such event, the Eligible Lender Trustee may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Financed Student Loans in the Trust and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including , but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department or any Guarantor to any such other trust using such common lender identification number as a result of amounts (including, but not limited to, Consolidation Fees) owing to the Department or any Guarantor from the Trust will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department or any Guarantor with respect to the student loans in the Trust and such other trust) to have been assessed against the Trust and shall be deducted by the Eligible Lender Trustee or the Servicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account for the Trust. If so specified in the servicing agreement applicable to any such other trust, any amounts assessed against payments due from the Department or any Guarantor to the Trust as a result of amounts owing to the Department or any Guarantor from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Eligible Lender Trustee or the Servicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Trust.

                  SECTION 4.03. REALIZATION UPON FINANCED STUDENT LOANS. For the benefit of the Issuer, the Servicer shall use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement in its servicing of any delinquent Financed Student Loans.

                  SECTION 4.04. COMPUTATION OF NOTE INTEREST RATE AND CERTIFICATE RATE. Prior to each Determination Date, the Administrator shall determine the Note Interest Rate and the Certificate Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to Section 4.08. In connection therewith, the Administrator shall calculate the T-Bill Rate in accordance with the definition thereof and shall also determine the Student Loan Rate with respect to such Distribution Date.

                  SECTION 4.05. NO IMPAIRMENT. The Servicer shall not impair the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders or Noteholders in such Financed Student Loans.

                  SECTION 4.06. PURCHASE OF FINANCED STUDENT LOANS; REIMBURSEMENT. The Servicer or the Eligible Lender Trustee shall inform the other party as well as the Indenture Trustee and the Seller promptly, in writing, upon the discovery of any breach pursuant to Section 4.01, 4.02, 4.03 or 4.05. Unless the breach shall have been cured within 60 days following such discovery (or, at the Servicer's election, the last day of the first month following such discovery), the Servicer shall purchase any Financed Student Loan in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by such breach as of the first day succeeding the end of such 60-day period that is the last day of a Collection Period (it being understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan will not be considered to have a material adverse effect for this purpose). If the Servicer takes any action or fails to take any action during any Collection Period pursuant to the sections referred to above that impairs the rights of the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Certificateholders or the Noteholders in any Financed Student Loan or otherwise than as provided in such sections, the Servicer shall purchase such Financed Student Loan as of the last day of such Collection Period. In consideration of the purchase of any such Financed Student Loan pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.04. In addition, if any such breach by the Servicer does not trigger such a purchase obligation but does result in the refusal by a Federal Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay to the Department) of certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Federal Loan, then, unless such breach, if curable, is cured within 60 days, the Servicer shall reimburse the Issuer by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments and Special Allowance Payments in the manner specified in Section 5.04. Subject to Section 7.02, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders with respect to a breach pursuant to
Section 4.01, 4.02, 4.03 or 4.05 shall be to require the Servicer to purchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Financed Student Loan or the reimbursement for any interest penalty pursuant to this Section 4.06.

                  SECTION 4.07. SERVICING FEE; EXCESS SERVICING FEE. The Servicing Fee for each calendar month and any Excess Servicing Fees payable on any Distribution Date shall be equal to the amounts determined by reference to the schedule of fees attached hereto as Schedule C. Notwithstanding anything to the contrary contained herein or in any other Basic Document, the Servicer shall only be entitled to receive any Excess Servicing Fee on any Distribution Date if and to the extent that sufficient funds are available pursuant to Section 5.05(c)(viii) or 5.06(d).

                  SECTION 4.08. ADMINISTRATOR'S CERTIFICATE; SERVICER'S REPORT.
(a) On or before (i) the seventh day of each month during the Funding Period (or, if any such day is not a Business Day, on the next succeeding Business
Day), the Servicer shall deliver to the Seller a Servicer's Report with respect to the preceding calendar month containing all information necessary for the preparation of the applicable Transfer Agreement (including Schedule A thereto), and (ii) the fifteenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Servicer shall deliver to the Administrator a Servicer's Report with respect to the preceding calendar month containing all information necessary for the Administrator to receive in connection with the preparation of the Administrator's Officers' Certificate and the Administrator's Certificate covering such calendar month referred to in paragraphs (b) and (c) below.

                  (b) On each Determination Date prior to a Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, an Officer's Certificate of the Administrator containing all information necessary to pay the Servicer the Servicing Fee due on such Monthly Servicing Payment Date pursuant to Sections 5.05(b) and 5.06. In addition, on the Business Day preceding each Transfer Date during the Funding Period, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, an Officer's Certificate of the

Administrator containing all information necessary to make the transfers from the Escrow Account and the Pre-Funding Account on such Transfer Date pursuant to
Section 5.08.

                  (c) (i) On each Determination Date prior to a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 5.05, 5.06 and 5.08(c)(ii), if applicable, for the Collection Period preceding the date of such Administrator's Certificate. Financed Student Loans to be repurchased by the Seller (whether pursuant to Section 2.03 or 3.02), purchased by the Servicer or acquired by any Guarantor shall be identified by the Administrator by type of loan and borrower social security number with respect to such Financed Student Loan (as specified in Schedule A).

                  (ii) On the Special Determination Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Section 5.08(c)(i) on the Special Distribution Date.

                  SECTION 4.09. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF DEFAULT. (a) Each of the Servicer and the Administrator shall deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee, on or before March 30 of each year beginning March 30, 1997, an Officers' Certificate of the Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 1996) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer or the Administrator, as the case may be, has fulfilled all its obligations under this Agreement, or under this Agreement and the Administration Agreement, respectively, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officers' Certificate and each report referred to in Section 4.10 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 4.10 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

                  (b) The Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Seller and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Servicer of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01(a)(1) or (2).

                  (c) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers' Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 8.01(b)(1) or (2) or would cause Key Bank USA, National Association, to fail to meet any Rating Agency Condition pursuant to Section 5.02(iii).

                  SECTION 4.10. ANNUAL INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT. Each of the Servicer and the Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or the Administrator, as the case may be, to deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee on or before March 30 of each year beginning March 30, 1997, a report addressed to the Servicer or the Administrator, as the case may be, and to the Seller, the Eligible Lender Trustee and the Indenture Trustee, to the effect that such firm has examined certain documents and records relating to the servicing of the Financed Student Loans, or the administration of the Financed Student Loans and of the Trust, as the case may be, during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 1996) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration was conducted in compliance with those terms of this Agreement, or with those terms of this Agreement and the Administration Agreement, as the case may be, including any applicable statutory provisions incorporated therein, in each case as specified on Schedule D hereto and such additional terms and statutes as may be specified from time to time by the Administrator, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report.

                  Such report will also indicate that the firm is independent of the Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  SECTION 4.11. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING FINANCED STUDENT LOANS. Upon reasonable prior notice, the Servicer shall provide to the Certificateholders and the Noteholders access to the Financed Student Loan Files in such cases where the Certificateholders or the Noteholders shall be required by applicable statutes or regulations to review such documentation, as demonstrated by evidence satisfactory to the Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

                  SECTION 4.12. SERVICER AND ADMINISTRATOR EXPENSES. Each of the Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the Certificateholders and the Noteholders, as the case may be.

                  SECTION 4.13. APPOINTMENT OF SUBSERVICER. The Servicer may at any time, upon the written consent of the Administrator, appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; PROVIDED, HOWEVER, that the Rating Agency Condition shall have been satisfied in connection therewith; PROVIDED FURTHER that the Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Financed Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Financed Student Loans. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

                  SECTION 4.14. SPECIAL PROGRAMS. The Servicer shall offer borrowers of the Financed Student Loans all special incentive programs, whether or not in existence as of the date of this Agreement, generally offered to the obligors of comparable loans owned by the Seller; PROVIDED, HOWEVER, that to the extent such programs are not required by the Higher Education Act and have the effect of reducing the yield on the Financed Student Loans (either by reducing borrower payments or reducing principal balance), such special programs shall be applied to borrowers of Financed Student Loans only if and to the extent the Issuer receives payment from the Seller in an amount sufficient to offset such reduction of yield netted against any payments owed by the Trust to the Seller pursuant to this Agreement.

                                    ARTICLE V

                         Distributions; Reserve Account;
                         -------------------------------
                Statements to Certificateholders and Noteholders
                ------------------------------------------------

                  SECTION 5.01. ESTABLISHMENT OF TRUST ACCOUNTS. (a) (i) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Key Bank USA, National Association.

                (ii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Key Bank USA, National Association.

              (iii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Pre-Funding Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Key Bank USA, National Association.

                (iv) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture

Trustee an Eligible Deposit Account (the "Escrow Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Escrow Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of Key Bank USA, National Association.

                  (b) Funds on deposit in the Collection Account, the Reserve Account, the Pre-Funding Account and the Escrow Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; PROVIDED, HOWEVER, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Distribution Date; PROVIDED, HOWEVER, that funds on deposit in Trust Accounts may be invested in Eligible Investments of the Indenture Trustee which may mature so that such funds will be available on such Distribution Date. Funds deposited in a Trust Account on a Business Day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

                  (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee pursuant to paragraph (b) above and paragraph (c)(iii) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust

Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                  (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and, subject to Section 5.01(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (B) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                  (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                  (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

              (iii) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

                  SECTION 5.02. COLLECTIONS. The Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Financed Student Loans (other than Purchased Student Loans), and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, for so long as (i) Key Bank USA, National Association, remains the Administrator, (ii) no Administrator Default shall have occurred and be continuing and (iii) prior to ceasing daily remittances to the Collection Account, the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Servicer shall remit such collections within two Business Days of receipt thereof to the Administrator, and the Administrator need not deposit such collections into the Collection Account until one Business Day immediately prior to the next following Distribution Date; PROVIDED, HOWEVER, that, notwithstanding the foregoing, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Collection Account that portion of such amounts received by it that is equal to the Servicing Fee payable on such date. In the event that any of the foregoing conditions for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within five Business Days thereof. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Financed Student Loans by or on behalf of borrowers thereof and the Guarantors (but excluding the Department).

                  SECTION 5.03.  APPLICATION OF COLLECTIONS.  (a)  With
respect to each Financed Student Loan, all collections (including all Guarantee Payments) with respect thereto for the Collection Period shall be applied to interest and principal on such Financed Student Loan by the Servicer in accordance with its customary practice by allocating to interest (i) any late payment charge or any similar fee received with respect to such Financed Student Loan and (ii) the portion of such collection equal to the product of (A) the applicable interest rate on such Financed Student Loan, (B) the unpaid principal balance of such Financed Student Loan and (C) the period of time elapsed since the preceding payment of interest on such Financed Student Loan was made (over the actual number of days in a year) ("Interest Collections") and by allocating the remainder of such collection to principal.

                  (b) All Liquidation Proceeds shall be applied to the related Financed Student Loan.

                  (c) In the event that the Principal Distribution Amount for any Distribution Date includes any Principal Distribution Adjustment, then within 30 days after such

Distribution Date, the Administrator will deliver in writing to the Indenture Trustee and the Eligible Lender Trustee a reasonably detailed explanation of such Principal Distribution Adjustment.

                  SECTION 5.04. ADDITIONAL DEPOSITS. (a) Within two Business Days after receipt thereof, the Eligible Lender Trustee shall deposit in the Collection Account the aggregate amount of Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Financed Federal Loans. The Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Servicer under Section 4.06 when such amounts are due, and the Seller shall deposit or cause to be deposited therein the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller under Sections 3.02 and 9.01 when such amounts are due.

                  (b) Notwithstanding anything to the contrary set forth in paragraph (a) above, if daily deposits to the Collection Account are not required pursuant to Section 5.02, the Eligible Lender Trustee, the Seller and the Servicer shall pay the amounts referred to in paragraph (a) above that would otherwise be deposited into the Collection Account to the Administrator. The Administrator shall not be required to deposit such amounts into the Collection Account until the Business Day preceding each Distribution Date; PROVIDED, HOWEVER, that, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Collection Account that portion of such amounts received by it that is equal to the Servicing Fee payable on such date.

                  SECTION 5.05. DISTRIBUTIONS. (a) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account from the other Trust Accounts and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date or Distribution Date.

                  (b) On each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Officer's Certificate and the related Servicer's report delivered pursuant to Section 4.08(a) and (b)) to distribute to the Servicer by 11:00 a.m. (New York time), from and to the extent of the Available Funds on deposit in the Collection Account, the Servicing Fee due with respect to the preceding calendar month and all unpaid Servicing Fees from prior months and the Indenture Trustee shall comply with such instructions.

                  (c) On each Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Servicer's Report delivered pursuant to Section 4.08(a) and (c)) to make the following deposits and distributions to the Persons or to the account specified below by 11:00 a.m. (New York time), to the extent of the amount of Available Funds in the Collection Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

                  (i) to the Servicer, the Servicing Fee due with respect to the preceding calendar month and all unpaid Servicing Fees from prior months;

                (ii) to the Administrator, from the amount of Available Funds remaining after the application of clause (i), the Administration Fee and all unpaid Administration Fees from prior Collection Periods;

              (iii) to the Noteholders, from the amount of Available Funds remaining after the application of clauses (i) and (ii), the Noteholders' Interest Distribution Amount;

                (iv) to the Noteholders, from the amount of Available Funds remaining after the application of clauses (i), (ii) and (iii), the Noteholders' Principal Distribution Amount;

                  (v) to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses (i) through (iv), the Certificateholders' Interest Distribution Amount;

                (vi) for each Distribution Date on and after the date on which the Notes have been paid in full, to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses (i) through (v), the Certificateholders' Principal Distribution Amount;

              (vii) to the Reserve Account, from the amount of Available Funds remaining after the application of clauses (i) through (vi), the amount, if any, necessary to reinstate the balance of the Reserve Account up to the Specified Reserve Account Balance;

            (viii) if the Overcollateralization Amount is greater than or equal to the Specified Overcollateralization Amount, to the Servicer, from the amount of Available Funds remaining after the application of clauses (i) through (vii), the aggregate unpaid amount of Excess Servicing Fees, if any;

                (ix) if the Overcollateralization Amount is greater than or equal to the Specified Overcollateralization Amount, to the Noteholders, from the amount of Available Funds remaining after the application of clauses (i) through (viii), the aggregate unpaid amount of Noteholders' Interest Index Carryover, if any;

                  (x) if the Overcollateralization Amount is greater than or equal to the Specified Overcollateralization Amount, to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses (i) through (ix), the aggregate unpaid amount of Certificateholders' Interest Index Carryover, if any; and

                (xi) to the Reserve Account, the amount of Available Funds remaining after the application of clauses (i) through (x).

                  SECTION 5.06. RESERVE ACCOUNT. (a) On the Closing Date, the Seller shall deposit the Reserve Account Initial
Deposit into the Reserve Account.

                  (b) (i) In the event that the Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Servicer pursuant to Sections 5.05(b)(i) and 5.05(c)(i) on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and to distribute such amount to the Servicer; PROVIDED, HOWEVER, that, except as provided in Sections 5.06(d)(A) and 5.06(e), amounts on deposit in the Reserve Account will not be available to cover any unpaid Excess Servicing Fees to the Servicer.

                (ii) In the event that the Administration Fee for any Distribution Date exceeds the amount distributed to the Administrator pursuant to Section 5.05(c)(ii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) above, and to distribute such amount to the Administrator.

              (iii)  [Reserved]

                (iv)   [Reserved]

                  (v) In the event that the Noteholders' Distribution Amount for a Distribution Date exceeds the amount distributed to Noteholders pursuant to
Section 5.05(c)(iii) and (c)(iv) on such Distribution Date, the Administrator shall instruct the

Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) above, and to distribute such amount to the Noteholders entitled thereto, in the same order and priority as is set forth in
Section 5.05(c)(iii) and (c)(iv).

                (vi) In the event that the Certificateholders' Distribution Amount for a Distribution Date exceeds the amount distributed to Certificateholders pursuant to Section 5.05(c)(v) and (c)(vi) on such Distribution Date, the Administrator shall instruct the Indenture Trustee on such Distribution Date to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (b)(i), (b)(ii) and (b)(v) above, and to distribute such amount to the Certificateholders entitled thereto, in the same order and priority as is set forth in Section 5.05(c)(v) and (c)(vi).

                  (c) (i) On each Distribution Date on which the Overcollateralization Amount is less than the Specified Overcollateralization Amount, if the amount on deposit in the Reserve Account (after taking into account any deposits therein pursuant to Section 5.05(c)(vii) and (c)(xi) and any withdrawals therefrom pursuant to Section 5.06(b)) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee to distribute the amount of such excess (up to the amount of cash or cash equivalents in the Reserve Account) to the Noteholders as an accelerated payment of principal; PROVIDED that the amount of such distribution shall not exceed the outstanding principal balance of the Notes after giving effect to all other payments of principal to be made on such date; PROVIDED FURTHER that such excess shall only be distributed to Noteholders to the extent necessary to make the Overcollateralization Amount (determined as of such Distribution Date after giving effect to all distributions made on such Distribution Date) equal to the Specified Overcollateralization Amount.

                (ii) In the event the Financed Student Loans are not sold pursuant to Section 9.01(c), with respect to any Distribution Date occurring on or after the ________ ____ Distribution Date, if the Pool Balance is equal to 10% or less of the Initial Pool Balance and the amount on deposit in the Reserve Account (after taking into account any deposits therein pursuant to Section 5.05(c)(vii) and (c)(xi) and any withdrawals therefrom pursuant to Section 5.06(b)) is greater than the Specified Reserve Account Balance for such Distribution Date, then the Administrator shall instruct the Indenture Trustee to distribute such excess (up to the amount of cash or cash equivalents in the Reserve Account) as an accelerated payment of principal first to the Noteholders until the principal amount of the Notes is paid in full and then to the Certificateholders until the Certificate Balance is paid in full; PROVIDED that the amount of such distribution shall not exceed the outstanding principal balance of the Notes or the Certificates, as applicable, after giving effect to all other payments of principal to be made on such date.

                  (d) After giving effect to Section 5.06(b) and (c) above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this clause (d)) is greater than the Specified Reserve Account Balance for such Distribution Date and the Overcollateralization Amount is greater than or equal to the Specified Overcollateralization Amount, the Administrator shall instruct the Indenture Trustee (A) to pay to the Servicer out of such excess in the Reserve Account an amount equal to the amount described in Section 5.05(c)(viii) for such Distribution Date (to the extent not otherwise paid to the Servicer on such Distribution Date), (B) to pay to the Noteholders out of such excess an amount equal to the amount described in
Section 5.05(c)(ix) for such Distribution Date (to the extent not otherwise paid to the Noteholders on such Distribution Date), (C) to pay to the Certificateholders out of such excess an amount equal to the amount described in
Section 5.05(c)(x) for such Distribution Date (to the extent not otherwise paid to the Certificateholders on such Distribution Date) and (D) to distribute the remaining amount of such excess to the Seller. Amounts properly distributed to the Seller pursuant to this paragraph (d) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller shall in no event thereafter be required to refund any such distributed amounts.

                  (e) Following the payment in full of the aggregate outstanding principal balance of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, Certificateholders, the Servicer or the Administrator and the termination of the Trust (including any Excess Servicing Fees, Noteholders' Interest Index Carryover and Certificateholders' Interest Index Carryover), any amount remaining on deposit in the Reserve Account shall be distributed to the Seller. The Seller shall in no event be required to refund any amounts properly distributed pursuant to this Section 5.06(e).

                  SECTION 5.07. STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS. On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of record and to the Eligible Lender Trustee for the Eligible Lender Trustee to forward on such succeeding Distribution Date to each Certificateholder of record a statement substantially in the form of Exhibits A and B, respectively, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

                  (i) the amount of such distribution allocable to principal of the Notes;

                (ii) the amount of the distribution allocable to interest on the Notes;

              (iii) the amount of the distribution allocable to principal of the Certificates;

                (iv) the amount of the distribution allocable to interest on the Certificates;

                  (v) the amount, if any, of the distribution allocable to any Noteholders' Interest Index Carryover and any Certificateholders' Interest Index Carryover, together with any remaining outstanding amount of each thereof;

                (vi) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clauses (i) and (iii) above;

              (vii) the aggregate outstanding principal balance of the Notes, the Note Pool Factor, the Certificate Balance and the Certificate Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (i) and (iii) above;

              (viii) the Note Interest Rate and the Certificate Rate applicable with respect to each distribution referred to in clauses (ii) and (iv) above, indicating whether such interest rate is calculated based on the Student Loan Rate or based on the T-Bill Rate and specifying what each such interest rate would have been using the alternate basis for such calculation; PROVIDED, HOWEVER, that no such calculation of the Student Loan Rate shall be required to be made unless the excess of the T-Bill Rate over _________, expressed as a percentage, is greater than 100 basis points as of the preceding Determination Date;

                (ix) the amount of the Servicing Fee and any Excess Servicing Fee paid to the Servicer with respect to the three calendar months contained in the related Collection Period, and the amount, if any, of the Excess Servicing Fee remaining unpaid after giving effect to any such payment;

                  (x) the amount of the Administration Fee paid to the Administrator in respect of the preceding Collection Period;

                (xi) the amount of the aggregate Realized Losses, if any, for such Collection Period and the balance of Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period;

              (xii) the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Distribution Date;

              (xiii) for Distribution Dates during the Funding Period, the remaining Pre-Funded Amount after giving effect to changes therein on such Distribution Date; and

              (xiv) for the Distribution Date on or immediately following the end of the Funding Period, the amount of any remaining Pre-Funded Amount that has not been used to make Additional Fundings.

Each amount set forth pursuant to clauses (i), (ii), (iii), (iv), (v), (ix) and
(x) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable. A copy of the statements referred to above may be obtained by any Certificate Owner or Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.

                  SECTION 5.08. PRE-FUNDING ACCOUNT. (a) On the Closing Date, the Seller will deposit in the Pre-Funding Account $_____________ from the net proceeds of the sale of the Notes and the Certificates. A portion of such amount equal to $_________ will be credited on the Closing Date to a designated sub-account maintained by the Indenture Trustee within the Pre-Funding Account (the "Subsequent Pool Pre-Funding Subaccount"). Another portion of such amount equal to $_________ will be credited on the Closing Date to a designated subaccount maintained by the Indenture Trustee within the Pre-Funding Account (the "Guarantee Fee Subaccount"). The remainder of such amount equal to $_________ will be credited on the Closing Date to a designated subaccount maintained by the Indenture Trustee within the Pre-Funding Account (the "Other Pre-Funding Subaccount"). On each Transfer Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Escrow Account, until all amounts deposited therein during the calendar month immediately preceding such Transfer Date have been exhausted (provided however, that no funds on deposit in the Escrow Account may be used to acquire Subsequent Pool Student Loans), and then from the Other Pre-Funding Subaccount, with respect to Other Student Loans, and from the Subsequent Pool Pre-Funding Subaccount, with respect to Subsequent Pool Student Loans, (i) an amount equal to ___% of the sum of (A) the principal balance of, plus (B) to the extent capitalized or to be capitalized, accrued interest on, the Additional Student

Loans (other than Guarantee Fee Advances) (such sum, the "Transferred Balance") transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer, (ii) an amount equal to __% of the Transferred Balance of the Additional Student Loans transferred to the Eligible Lender Trustee on behalf of the Issuer on such Transfer Date and to deposit such amount in the Reserve Account upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer, (iii) an amount equal to (A) 2% of the principal balance of each such Additional Student Loan that is a BEL Loan originated prior to [September 1,] 1996 but on or after [September 1,] 1992, (B) 4% of the principal balance of each such Additional Student Loan that is a LAL Loan originated on or after [September 1,] 1996, (C) 3% of the original principal balance of each such GAL Loan and BEL Loan originated on or after [September 1,] 1996 and (D) 2% of the original principal balance of each other Additional Student Loan, and in each case to transfer such amount from the Pre-Funding Account to the Guarantee Fee Subaccount and (iv) an amount equal to any Additional Fundings other than those representing Additional Student Loans to be conveyed on such Transfer Date and to deposit such amount into the Collection Account. In addition, on each Transfer Date on which Guarantee Fee Advances are to be conveyed to the Eligible Lender Trustee on behalf of the Issuer, the Administrator shall instruct the Indenture Trustee to withdraw from the Guarantee Fee Subaccount an amount equal to the principal balance of such Guarantee Fee Advances and to distribute such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02(b) with respect to such transfer of Guarantee Fee Advances.

                  (b) In the event that any funds deposited in the Escrow Account during the calendar month immediately preceding any Transfer Date remain on deposit therein on such Transfer Date, after giving effect to all Additional Fundings to be made with respect to such Transfer Date pursuant to paragraph (a) above, the Indenture Trustee shall transfer such remaining funds from the Escrow Account to the Collection Account, and such funds shall be considered collections with respect to the Financed Student Loans.

                  (c)(i)(A) If as of the Special Determination Date (after giving effect to all Additional Fundings on such date) (x) the Subsequent Pool Pre-Funding Amount has not been reduced to zero and (y) the total amount remaining in the Pre-Funding Account as of such date exceeds 25% of the aggregate principal amount of Notes and principal balance of Certificates as of the Closing Date, the Administrator shall instruct the Indenture Trustee pursuant to Section 4.08(c) to withdraw from the Subsequent Pool Pre-Funding Subaccount on the Special Distribution Date the amount on deposit in such subaccount and to distribute the Noteholders' Percentage of such amount to Noteholders as a payment of principal in the same manner as the Noteholders' Principal Distribution Amount is distributed, and to distribute the Certificateholders' Percentage of such amount to Certificateholders as a payment of principal in the same manner as the Certificateholder's Principal Distribution Amount is distributed.

                  (B) If the Administrator determines on the Special Determination Date that no distribution pursuant to subsection (A) above is necessary, it shall instruct the Indenture Trustee to transfer any amounts remaining on deposit in the Subsequent Pool Pre-Funding Subaccount (after giving effect to all Additional Fundings on such date) to the Other Pre-Funding Subaccount on the Special Distribution Date.

                  (ii) If (x) the Pre-Funded Amount has not been reduced to zero on the Distribution Date on which the Funding Period ends (or, if the Funding Period does not end on a Distribution Date, on the first Distribution Date following the end of the Funding Period) after giving effect to any reductions in the Pre-Funded Amount on such Distribution Date pursuant to paragraph (a) above, the Administrator shall instruct the Indenture Trustee pursuant to
Section 4.08(c) to withdraw from the Pre-Funding Account (including the Guarantee Fee Subaccount) on such Distribution Date an amount equal to the Pre-Funded Amount and to distribute such amount to Noteholders as a payment of principal in the same manner as the Noteholders' Principal Distribution Amount is distributed.

                                   ARTICLE VI

                        The Seller and the Administrator
                        --------------------------------

                  SECTION 6.01. REPRESENTATIONS OF SELLER AND ADMINISTRATOR. Key Bank USA, National Association, as Seller and Administrator, makes the following representations on which the Issuer is deemed to have relied in acquiring the Financed Student Loans. The representations speak as of the execution and delivery of this Agreement and the Administration Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Student Loans, and shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. As used below, references to Key Bank USA, National Association shall mean Key Bank USA, National Association in its capacity as both the Seller and the Administrator.

                  (a)  ORGANIZATION AND GOOD STANDING.  Key Bank USA,
    National Association is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Financed Student Loans.

                  (b) POWER AND AUTHORITY OF THE SELLER. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Seller has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

                  (c) POWER AND AUTHORITY OF THE ADMINISTRATOR. The Administrator has the corporate power and authority to execute and deliver this Agreement and the Administration Agreement and to carry out their terms, and the execution, delivery and performance of this Agreement and the Administration Agreement have been duly authorized by the Administrator by all necessary corporate action.

                  (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of Key Bank USA, National Association and the Administration Agreement constitutes a legal, valid and binding obligation of the Administrator, in each case enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

                  (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement or the Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of Key Bank USA, National Association, or any indenture, agreement or other instrument to which Key Bank USA, National Association is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of Key Bank USA, National Association, any order, rule or regulation applicable to Key

    Bank USA, National Association of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Key Bank USA, National Association or its properties.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending against Key Bank USA, National Association or, to its best knowledge, threatened against Key Bank USA, National Association before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over Key Bank USA, National Association or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by Key Bank USA, National Association of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer, the Notes or the Certificates.

                  (g) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by Key Bank USA, National Association in connection with the execution and delivery by Key Bank USA, National Association of this Agreement and the performance by Key Bank USA, National Association of the transactions contemplated by this Agreement, and in connection with the execution and delivery by the Administrator of the Administration Agreement and the performance by the Administrator of its duties thereunder, have in each case been duly obtained, effected or given and are in full force and effect.

                  SECTION 6.02. EXISTENCE. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its organization.

                  SECTION 6.03. LIABILITY OF SELLER; INDEMNITIES. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

                  (a) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee and the

    Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer or the issuance and original sale of the Certificates and the Notes, or asserted with respect to ownership of the Financed Student Loans or Federal or other income taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same.

                  (b) The Seller shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, (i) the Seller's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller's or the Issuer's violation of Federal or state securities laws in connection with the offering and sale of the Notes and the Certificates.

                  (c) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Eligible Lender Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (ii) shall arise from any breach by the Eligible Lender Trustee of its covenants under any of the Basic Documents; or (iii) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

                  (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Seller's responsibilities pursuant to the parentheticals in paragraph (a) above).

                  Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

                  SECTION 6.04. LIABILITY OF ADMINISTRATOR; INDEMNITIES. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement, the Supplemental Sale and Servicing Agreement or the Administration Agreement.

                  The Administrator shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Servicer, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Servicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement, the Supplemental Sale and Servicing Agreement or the Administration Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

                  The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.07 of the Indenture.

                  For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 6.05) as Administrator pursuant to Section 8.01(b), or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 8.02.

                  Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

                  SECTION 6.05. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SELLER OR ADMINISTRATOR. Any Person (a) into which the Seller or the Administrator, as the case may be, may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller or the Administrator, as the case may be, shall be a party or (c) which may succeed to the properties and assets of the Seller or the Administrator, as the case may be, substantially as a whole, shall be the successor to the Seller or the Administrator, as the case may be, without the execution or filing of any document or any further act by any of the parties to this Agreement or to the Administration Agreement; PROVIDED, HOWEVER, that each of the Seller and the Administrator hereby covenant that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller or Administrator, as the case may be, if other than Key Bank USA, National Association, executes an agreement of assumption to perform every obligation of the Seller under this Agreement or the Administrator under this Agreement and the Administration Agreement, as the case may be, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to
Section 3.01 or 6.01 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Seller or Administrator, as the case may be, if other than Key Bank USA, National Association, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) the surviving Seller or Administrator, as the case may be, shall have a consolidated net worth at least equal to that of the predecessor Seller or Administrator, as the case may be, (v) unless Key Bank USA, National Association is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (vi) unless Key Bank USA, National Association is the surviving entity, the Seller or the Administrator, as the case may be, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

                  SECTION 6.06. LIMITATION ON LIABILITY OF SELLER, ADMINISTRATOR AND OTHERS. (a) The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Section 3.02). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                  (b) Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement or the Administration Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or the Administration Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or under the Administration Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder or under the Administration Agreement.

                  Except as provided in this Agreement or the Administration Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement and the Administration Agreement, and that in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

                  SECTION 6.07. SELLER MAY OWN CERTIFICATES OR NOTES. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

                  SECTION 6.08. KEY BANK USA, NATIONAL ASSOCIATION NOT TO RESIGN AS ADMINISTRATOR. Subject to the provisions of Section 6.05, Key Bank USA, National Association shall not resign from the obligations and duties imposed on it as Administrator under this Agreement and under the Administration Agreement except upon determination that the performance of its duties under this Agreement and under the Administration Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over KEY BANK USA or its properties. Notice of any such determination permitting the resignation of Key Bank USA, National Association shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Key Bank USA, national Association in accordance with Section 8.02.

                                   ARTICLE VII

                                  The Servicer
                                  ------------

                  SECTION 7.01. REPRESENTATIONS OF SERVICER. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans and appointing the Servicer as servicer hereunder. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Transfer Date, in the case of the Additional Student Loans, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (a) ORGANIZATION AND GOOD STANDING. The Servicer is duly organized and validly existing as an agency of the Commonwealth of Pennsylvania in good standing under the laws of the state of its incorporation, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Financed Student Loans and to hold the Financed Student Loan Files as custodian.

                  (b) DUE QUALIFICATION. The Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Financed Student Loans as required by this Agreement) shall require such qualifications.

                  (c) POWER AND AUTHORITY. The Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary action. No registration with or approval of any governmental agency (except for the approval as to form and legality by the Deputy Attorney General for the Commonwealth of Pennsylvania, which approval is evidenced by the approval memorandum attached hereto) is required for the due execution and delivery by, and enforceability against, the Servicer of this Agreement.

                  (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms.

                  (e)  NO VIOLATION.  The consummation of the
    transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, its enabling legislation, any applicable articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule or regulation applicable to the Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending, or, to the Servicer's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) relating to the Servicer and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

                  (g) NO AMENDMENT OR WAIVER. No provision of a Financed Student Loan has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Financed Student Loan File, and no such amendment, waiver, alteration or modification causes such Financed Student Loan not to conform to the other warranties contained in this Section or those of the Seller contained in Section 3.01.

                  (h) LOCATION OF FINANCED STUDENT LOAN FILES. The Financed Student Loan Files are kept in the offices of the Servicer specified in Schedule B, or at such other office specified in accordance with Section 3.04(b).

                  SECTION 7.02. INDEMNITIES OF SERVICER. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

                  The Servicer shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Seller, the Administrator, the Certificateholders or the Noteholders or any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator or the Seller to the extent that such loss, liability or expense arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its obligations and duties under this Agreement or the Supplemental Sale and Servicing Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement or the Supplemental Sale and Servicing Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Servicer. Notwithstanding the foregoing, if the Servicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement or the Supplemental Sale and Servicing Agreement, the Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the sovereign immunity of the Commonwealth of Pennsylvania or the Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

                  For purposes of this Section, in the event of the termination of the rights and obligations of PHEAA (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01(a), or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer pursuant to Section 8.02.

                  Liability of the Servicer under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement. If the Servicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

                  SECTION 7.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, SERVICER. The Servicer hereby agrees that, upon (a) any merger or consolidation of the Servicer into another Person, (b) any merger or consolidation to which the Servicer shall be a party resulting in the creation of another Person or (c) any Person succeeding to the properties and assets of the Servicer substantially as a whole, the Servicer shall (i) cause such Person (if other than the Servicer) to execute an agreement of assumption to perform every obligation of the Servicer hereunder and under the Supplemental Sale and Servicing Agreement, (ii) deliver to the Eligible Lender Trustee and Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Rating Agency Condition to have been satisfied with respect to such transaction and (iv) cure any existing Servicer Default or any continuing event which, after notice or lapse of time or both, would become a Servicer Default. Upon compliance with the foregoing requirements, such Person shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

                  SECTION 7.04. LIMITATION ON LIABILITY OF SERVICER AND OTHERS. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement or the Supplemental Sale and Servicing Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or the Supplemental Sale and Servicing Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or the Supplemental Sale and Servicing Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

                  Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Financed Student Loans in accordance with this Agreement and the Supplemental Sale and Servicing

Agreement, and that in its opinion may involve it in any expense or liability; PROVIDED, HOWEVER, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

                  SECTION 7.05. PHEAA NOT TO RESIGN AS SERVICER. Subject to the provisions of Section 7.03, PHEAA shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement and the Supplemental Sale and Servicing Agreement except upon determination that the performance of its duties under this Agreement and the Supplemental Sale and Servicing Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of PHEAA shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of PHEAA in accordance with Section 8.02.

                                  ARTICLE VIII

                                     Default
                                     -------

                  SECTION 8.01. SERVICER DEFAULT; ADMINISTRATOR DEFAULT. (a) SERVICER DEFAULT. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (1) any failure by the Servicer (i) to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any payment required by the Basic Documents or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause (i) or (ii) continues unremedied for three Business Days after written notice of such failure is received by the Servicer from the Eligible Lender Trustee, the Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Servicer; or

                  (2) any failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Indenture Trustee, the Eligible Lender Trustee or the Administrator or (B) to the Servicer, and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance;

                  (3) an Insolvency Event occurs with respect to the Servicer; or

                  (4) any failure by the Servicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee, or the Noteholders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement and the Supplemental Sale and Servicing Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement and the Supplemental Sale and Servicing Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Financed Student Loans and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement and the Supplemental Sale and Servicing Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student

Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Financed Student Loan Files to the successor Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

                  (b) ADMINISTRATOR DEFAULT. If any one of the following events (an "Administrator Default") shall occur and be continuing:

                  (1) (i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable, or (ii) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure in case of either clause (i) or (ii) continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

                  (2) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement, the Administration Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

                  (3) an Insolvency Event occurs with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 6.04 hereof) of the Administrator under this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

                  SECTION 8.02. APPOINTMENT OF SUCCESSOR. (a) Upon receipt by the Servicer or the Administrator, as the case may be, of notice of termination pursuant to Section 8.01, or the resignation by the Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement, the predecessor Servicer or Administrator, as the case may be, shall continue to perform its functions as Servicer or Administrator, as the case may be, under this Agreement or under this Agreement and the Administration Agreement, as the case may be, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor

Servicer or Administrator, as the case may be, shall become unable to act as Servicer or Administrator, as the case may be, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the termination hereunder of the Servicer or the Administrator, as the case may be, the Issuer shall appoint a successor Servicer or Administrator, as the case may be, acceptable to the Indenture Trustee, and the successor Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Servicer or Administrator, as the case may be, has not been appointed at the time when the predecessor Servicer or Administrator, as the case may be, has ceased to act as Servicer or Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer or Administrator, as the case may be, and the Indenture Trustee shall be entitled to the Servicing Fee and any Excess Servicing Fees, or the Administration Fee, as the case may be. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution whose regular business shall include the servicing of student loans, as the successor to the Servicer under this Agreement or to the Administrator under this Agreement and the Administration Agreement; PROVIDED, HOWEVER, that such right to appoint or to petition for the appointment of any such successor Servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

                  (b) Upon appointment, the successor Servicer or Administrator, as the case may be (including the Indenture Trustee acting as successor Servicer or Administrator, as the case may be), shall be the successor in all respects to the predecessor Servicer or Administrator, as the case may be, and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Servicer or Administrator, as the case may be, that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Servicer or Administrator (which shall not exceed the Servicing Fee and any Excess Servicing Fees, or the Administration Fee, as the case may be, unless such compensation arrangements will not result in a downgrading of the Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Servicer or Administrator, as the case may be, by the terms and provisions of this Agreement.

                  (c) Neither the Servicer nor the Administrator may resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Servicer or Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Servicer or Administrator has been appointed and has assumed all the obligations of the Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement and the other Basic Documents.

                  SECTION 8.03. NOTIFICATION TO NOTEHOLDERS AND CERTIFICATEHOLDERS. Upon any termination of, or appointment of a successor to, the Servicer or the Administrator, as the case may be, pursuant to this Article VIII, the Eligible Lender Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

                  SECTION 8.04. WAIVER OF PAST DEFAULTS. The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Certificateholders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Servicer in the performance of its obligations hereunder, and any default by the Administrator in the performance of its obligations hereunder and under the Administration Agreement, and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default or Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Administration Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                   ARTICLE IX

                                   Termination
                                   -----------

                  SECTION 9.01.  TERMINATION.  (a)  OPTIONAL PURCHASE OF
ALL FINANCED STUDENT LOANS. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 5% or less of the Initial Pool Balance, the Seller shall have the option to purchase the Trust Estate, other than the Trust Accounts;
PROVIDED, HOWEVER, that, unless Moody's agrees otherwise, the Seller may not effect any such purchase so long as the rating on its long-term debt obligations is less than Baa3 by Moody's, unless the Eligible Lender Trustee and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance; PROVIDED FURTHER that the Outstanding Amount of the Notes shall have been paid in full prior to the exercise of such option. To exercise such option, the Seller shall deposit pursuant to Section 5.04 in the Collection Account an amount equal to the aggregate Purchase Amount for the Financed Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Seller and the Eligible Lender Trustee, and shall succeed to all interests in and to the Trust; PROVIDED, HOWEVER, that the Seller may not effect such purchase if the aggregate Purchase Amount to be so deposited in the Collection Account does not equal or exceed an amount equal to the unpaid Certificate Balance, plus accrued and unpaid interest thereon at the Certificate Rate to the date of exercise and the amount of unpaid Certificateholders' Interest Index Carryover with respect thereto.

                  (b) INSOLVENCY OF THE SELLER. Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Administrator shall instruct the Indenture Trustee to deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date, or, if such proceeds are not so deposited on a Distribution Date, on the first Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the Administrator shall instruct the Indenture Trustee to make the following distributions (after the application on such Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 5.05 and 5.06) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

                  (i) to the Noteholders, any unpaid Noteholders'
    Interest Distribution Amount for such Distribution Date;

                (ii) to the Noteholders, the outstanding principal balance of the Notes;

              (iii) to the Certificateholders, any unpaid

    Certificateholders' Interest Distribution Amount for such
    Distribution Date;

                (iv) to the Certificateholders, the Certificate
    Balance;

                  (v) to the Servicer, any unpaid Excess Servicing Fees;

                (vi) to the Noteholders, any unpaid Noteholders'
    Interest Index Carryover; and

              (vii) to the Certificateholders, any unpaid
    Certificateholders' Interest Index Carryover.

Any investments on deposit in the Reserve Account which will not mature on or before such Distribution Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

                  (c) AUCTION OF FINANCED STUDENT LOANS. Any Financed Student Loans remaining in the Trust as of the end of the Collection Period immediately preceding the ________ ____ Distribution Date will be offered for sale by the Indenture Trustee. KeyCorp, its affiliates (other than the Seller), LAI, PHEAA and unrelated third parties may offer bids to purchase such Financed Student Loans on such Distribution Date. If at least two bids are received, the Indenture Trustee will solicit and resolicit bids from all participating bidders until only one bid remains or the remaining bidders decline to resubmit bids. The Indenture Trustee shall accept the highest of such remaining bids if it is equal to or in excess of both the Auction Purchase Amount and the fair market value of such Financed Student Loans as of the end of the Collection Period immediately preceding such Distribution Date. If at least two bids are not received or the highest bid after the resolicitation process is completed is not equal to or in excess of the Auction Purchase Amount and the fair market value of the Financed Student Loans, the Indenture Trustee will not consummate such sale. The Indenture Trustee may consult, and, at the direction of the Seller, shall consult, with a financial advisor (which may be the Administrator) to determine if the fair market value of the Financed Student Loans has been offered. The proceeds of any such sale will be applied in the order of priority set forth in Section 5.04(b) of the Indenture. If the sale is not consummated in accordance with the foregoing, the Indenture Trustee may, but shall not be under any obligation to, solicit bids to purchase the Financed Student Loans on future Distribution Dates upon terms similar to those described above.

                  (d) NOTICE. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

                  (e) SUCCESSION. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder other than Section 5.06(b) and the Eligible Lender Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.

                                    ARTICLE X

                                   [Reserved]


                                   ARTICLE XI

                                  Miscellaneous
                                  -------------

                  SECTION 11.01. AMENDMENT. This Agreement may be amended by the Seller, the Servicer, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                  This Agreement may also be amended from time to time by the Seller, the Servicer, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee (which consent shall not be unreasonably withheld), the consent of the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

                  Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

                  It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.02(i)(1). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 11.02. PROTECTION OF INTERESTS IN TRUST. (a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Each of the Seller and the Servicer shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Financed Student Loans, and its principal executive office, within the United States of America.

                  (d) The Servicer shall maintain accounts and records as to each Financed Student Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Financed Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect
to) each Financed Student Loan and the amounts from time to time deposited in the Collection Account in respect of such Financed Student Loan.

                  (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Financed Student Loans, the Servicer's master computer records (including any backup archives) that refer to a Financed Student Loan shall indicate clearly the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in such Financed Student Loan and that such Financed Student Loan is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's, the Eligible Lender Trustee's and the Indenture Trustee's interest in a Financed Student Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Financed Student Loan shall have been paid in full or repurchased.

                  (f) If at any time the Seller or the Administrator shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Financed Student Loan, shall indicate clearly that such Financed Student Loan has been sold and is owned by the Eligible Lender Trustee on behalf of the Issuer and has been pledged to the Indenture Trustee.

                  (g) Upon reasonable notice, the Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit (subject to the timing limitations imposed by paragraph 3 of the Supplemental Sale and

Servicing Agreement) and make copies of and abstracts from the Servicer's records regarding any Financed Student Loan.

                  (h) Upon request at any time the Eligible Lender Trustee or the Indenture Trustee shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee (in each case, with a copy to the Administrator), within five Business Days, a list of all Financed Student Loans (by borrower social security number, type of loan and date of issuance) then held as part of the Trust, and the Administrator shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within 20 Business Days thereafter, a comparison of such list to the list of Initial Financed Student Loans set forth in Schedule A as of the Closing Date, and, for each Financed Student Loan that has been added to or removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Financed Student Loan was so added or removed.

                  (i) The Seller shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

                  (1) promptly after the execution and delivery of this Agreement and of each amendment thereto and on each Transfer Date, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

                  (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; PROVIDED that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.06(b) of the Indenture.

                  Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

                  (j) The Seller shall, to the extent required by applicable law, cause the Certificates and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

                  SECTION 11.03. NOTICES. All demands, notices and communications upon or to the Seller, the Administrator, the Servicer, the Eligible Lender Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt (a) in the case of the Seller or the Administrator, to Key Bank USA, National Association, 5000 Tiedman Road, Brooklyn, Ohio 44144,
Attention: Senior Vice President, Education Lending (telephone: (216) 813-1325; facsimile: (216) 813-6511), (b) in the case of the Servicer, to Pennsylvania Higher Education Assistance Agency, 1200 North 7th Street, Harrisburg, Pennsylvania 17102- 1398, Attention: Senior Vice President, Marketing and Client Affairs (telephone: (717) 720-2000; facsimile: (717) 257-5162), (c) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee, (d) in the case of the Indenture Trustee, at its Corporate Trust Office, (e) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: ABS Monitoring Department (telephone: (212) 553-0300; facsimile: (212) 553-4600), and (f) in the case of Standard & Poor's, to Standard & Poor's Corporation, 25 Broadway (20th Floor), New York, New York 10004, Attention: Asset Backed Surveillance Department (telephone: (212) 208-8000; facsimile: (212) 412-0225); or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 11.04. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.05 and 7.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer or the Administrator, this Agreement may not be assigned by the Seller, the Administrator or the Servicer. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

                  SECTION 11.05. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuer and the Eligible Lender Trustee and for the benefit of the Certificateholders, the Indenture Trustee and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                  SECTION 11.06. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 11.07. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                  SECTION 11.09. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  SECTION 11.10. ASSIGNMENT TO INDENTURE TRUSTEE. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

                  SECTION 11.11. NONPETITION COVENANTS. (a) Notwithstanding any prior termination of this Agreement, the Servicer, the Administrator and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

                  (b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

                  SECTION 11.12. LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE AND INDENTURE TRUSTEE. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by ___________________ not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall ______________________ in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by _____________________ not in its individual capacity but solely as Indenture Trustee and in no event shall _______________________ have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        KEYCORP STUDENT LOAN TRUST 1996-A,

                                            by
                                              ------------------------
                                              __________, not in its
                                              individual capacity but
                                              solely as Eligible Lender
                                              Trustee on behalf of the
                                              Trust,

                                            by
                                              ------------------------
                                              Name: _________________
                                              Title: _________________




                                        KEY BANK USA, NATIONAL
                                        ASSOCIATION, Seller,

                                            by
                                              ------------------------
                                              Name: _________________
                                              Title: _________________


                                        PENNSYLVANIA HIGHER EDUCATION
                                        ASSISTANCE AGENCY, Servicer,

                                            by
                                              ------------------------
                                              Name: _________________
                                              Title: _________________

Approved as to form and legality:

- -------------------------------
     PHEAA Chief Counsel

Approved as to form and legality:

- --------------------------------
   Deputy Attorney General

                                          --------------------------
                                          _______, not in its individual
                                          capacity but solely as Eligible
                                          Lender Trustee,

                                            by
                                              --------------------------
                                              Name:
                                              Title:

                                          KEY BANK USA, NATIONAL
                                          ASSOCIATION, Administrator,

                                            by
                                              --------------------------
                                              Name:
                                              Title:

Acknowledged and accepted
as of the day and year
first above written:

_____________________, not
in its individual capacity
but solely as Indenture Trustee,

  by
    ------------------------
    Name:
    Title:

                          [Form of PHEAA Approval Memo
                            to be supplied by PHEAA]

                                                                      APPENDIX A

                              DEFINITIONS AND USAGE

                                      Usage
                                      -----

                  The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

                  (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

                  (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

                  (c) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

                  (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

                                   Definitions
                                   -----------

                  "ACT" has the meaning specified in Section 11.03(a) of the Indenture.

                  "ADDITIONAL FUNDING" means those expenditures made on behalf of the Issuer from the Pre-Funding Account and the Escrow Account on Transfer Dates during the Funding Period, consisting of (i) amounts paid to the Seller to acquire Additional Student Loans as of the applicable Subsequent Cutoff Dates and (ii) amounts transferred to the Collection Account representing interest payments to Noteholders and Certificateholders in lieu of collections of interest on certain of the Financed Student Loans to the extent such interest is not paid currently but is capitalized and added to the principal balance of such loans.

                  "ADDITIONAL STUDENT LOANS" means the Subsequent Pool Student Loans and the Other Student Loans.

                  "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of September 1, 1996, among the Issuer, the Indenture Trustee and the Administrator.

                  "ADMINISTRATION FEE" has the meaning specified in
Section 3 of the Administration Agreement.

                  "ADMINISTRATOR" means Key Bank USA, National Association, a national banking association, in its capacity as administrator of the Issuer and the Financed Student Loans.

                  "ADMINISTRATOR DEFAULT" has the meaning specified in
Section 8.01(b) of the Sale and Servicing Agreement.

                  "ADMINISTRATOR'S CERTIFICATE" means an Officers' Certificate of the Administrator delivered pursuant to

Section 4.08(c) of the Sale and Servicing Agreement, substantially in the form of Exhibit C thereto.

                  "AFFILIATE" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "ASA" means the Massachusetts Higher Education
Assistance Corporation now doing business as American Student Assistance Corporation, a Massachusetts non-profit corporation.

                  "ASSIGNED AGREEMENTS" means the following agreements, as the same may be amended and restated from time to time, (i) the Deposit Agreement dated as of January 28, 1992, between TERI and the Seller (as successor to Ameritrust Company National Association), (ii) the Security Agreement dated as of January 28, 1992, between TERI and the Seller (as successor to Ameritrust Company National Association), (iii) the 1994 Deposit Agreement, the 1995 Deposit Agreement, the 1996 Deposit Agreement and the 1997 Deposit Agreement, each dated as of December 21, 1992, between TERI and the Seller, (iv) the 1994 Security Agreement, the 1995 Security Agreement, the 1996 Security Agreement and the 1997 Security Agreement, each dated as of December 21, 1992, between TERI and the Seller, (v) the 1998 Deposit Agreement, the 1999 Deposit Agreement, the 2000 Deposit Agreement and the 2001 Deposit Agreement, each dated as of March 23, 1995, between TERI and the Seller, (vi) the 1998 Security Agreement, the 1999 Security Agreement, the 2000 Security Agreement and the 2001 Security Agreement, each dated March 23, 1995 between TERI and the Seller, (vii) the Letter Agreement dated as of January 28, 1992, between LSAS and the Seller (as successor to Ameritrust Company National Association), (viii) the Trust Agreement dated as of July 14, 1992 and restated as of July 1, 1994, among the Seller, LSAS and First Bank (N.A.), Milwaukee, Wisconsin, as trustee, (ix) the LAL/BEL Guarantee Agreements dated as of January 28, 1992 and December 21, 1992, between the Seller and TERI, and (x) the Private Guarantee Agreement dated as of March 23, 1995, among the Seller, a TERI, Society National Bank, Indiana and Wilmington Trust Company, to the extent necessary to permit the Trust to realize its rights and benefits under the assignment of the agreements referred to in clauses (i) through (x) above.

                  "ASSIGNED RIGHTS" has the meaning specified in
Section 2.01 of the Sale and Servicing Agreement.

                  "AUCTION PURCHASE AMOUNT" with respect to the Financed Student Loans means the aggregate unpaid principal balance owed by the applicable borrowers thereon plus accrued interest thereon to the date of purchase less the amount on deposit in the Reserve Account as of such date.

                  "AUTHORIZED OFFICER" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) with respect to the Administrator, any officer of the Administrator or any of its Affiliates who is authorized to act for the Administrator in matters relating to itself or to the Issuer and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (iii) with respect to the Seller, any officer of the Seller or any of its Affiliates who is authorized to act for the Seller in matters relating to or to be acted upon by the Seller pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Seller to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (iv) with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to or to be acted upon by the Servicer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  "AVAILABLE FUNDS" means, with respect to a Distribution Date, the sum of the following amounts received with respect to the then elapsed portion of the related

Collection Period to the extent not previously distributed: (i) all collections received by the Servicer on the Financed Student Loans (including any Guarantee Payments received with respect to the Financed Student Loans but net of (x) any Federal Origination Fee payable to the Department on Federal Consolidation Loans disbursed after October 1, 1993, and (y) any collections in respect of principal on the Financed Student Loans applied by the Trust to repurchase guaranteed loans from the Guarantors in accordance with the Guarantee Agreements; (ii) any Interest Subsidy Payments and Special Allowance Payments received by the Eligible Lender Trustee during the then elapsed portion of such Collection Period with respect to Financed Federal Loans; (iii) all Liquidation Proceeds from any Financed Student Loans which became Liquidated Student Loans during the then elapsed portion of such Collection Period in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Student Loans which were written off in prior Collection Periods or prior months of such current Collection Period or prior months of such current Collection Period; (iv) that portion of amounts released from the Pre-Funding Account with respect to Additional Fundings relating to those interest costs on the Financed Student Loans which were, are or will be capitalized for the then elapsed portion of such Collection Period; (v) amounts, if any, released from the Escrow Account and deposited into the Collection Account on any Transfer Date; (vi) the aggregate Purchase Amounts received for those Financed Student Loans repurchased by the Seller or purchased by the Servicer under an obligation which arose during the then elapsed portion of such Collection Period; (vii) the aggregate amounts, if any, received from the Seller or the Servicer, as the case may be, as reimbursement of non-guaranteed interest amounts, or lost Interest Subsidy Payments and Special Allowance Payments, with respect to the Financed Student Loans pursuant to Section 3.02 or 4.06, respectively, of the Sale and Servicing Agreement; (viii) the aggregate amounts, if any, of Principal Distribution Adjustments (to the extent not otherwise included in clause (i) above); (ix) amounts deposited by the Seller into the Collection Account in connection with the making of Consolidation Loans pursuant to Section 2.03 of the Sale and Servicing Agreement; and (x) Investment Earnings for such Distribution Date; PROVIDED, HOWEVER, that Available Funds will exclude (A) all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Distribution Date and

(B) except as expressly included in clause (iv) above, amounts released from the Pre-Funding Account.

                  "BAL LOAN" means a Business Access Loan made by the Seller to an eligible borrower under the Program.

                  "BASIC DOCUMENTS" means the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement, the Administration Agreement, the Certificate Depository Agreement, the Note Depository Agreement, the Guarantee Agreements and other documents and certificates delivered in connection with any thereof.

                  "BEL LOAN" means a Bar Exam Loan made by the Seller to an eligible borrower under the Program.

                  "BENEFIT PLAN" has the meaning specified in
Section 3.04 of the Trust Agreement.

                  "BOOK-ENTRY CERTIFICATE" means a beneficial interest in the Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11 of the Trust Agreement.

                  "BOOK-ENTRY NOTE" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in The City of New York, Cleveland, Ohio or Harrisburg, Pennsylvania are authorized or obligated by law, regulation or executive order to remain closed.

                  "CERTIFICATE" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

                  "CERTIFICATE BALANCE" equals, initially, the Initial Certificate Balance and, thereafter, equals the Initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

                  "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date among the Trust, the Eligible Lender Trustee, the Administrator and The Depository

Trust Company, as the initial Clearing Agency, substantially in the form of Exhibit B to the Trust Agreement.

                  "CERTIFICATE FINAL MATURITY DATE" means the
______________ Distribution Date.

                  "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "CERTIFICATE PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement, which shall initially be the Eligible Lender Trustee.

                  "CERTIFICATE POOL FACTOR" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the Certificate Balance divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

                  "CERTIFICATE RATE" means, with respect to any Interest Period, the interest rate per annum (computed on the basis of the actual number of days elapsed in such Interest Period over a year of 365 days (or 366 in the case of a leap year)) equal to the lesser of (i) the weighted average of the T-Bill Rates within such Interest Period plus __% and (ii) the Student Loan Rate for such Interest Period.

                  "CERTIFICATE REGISTER" and "CERTIFICATE REGISTRAR" means the register mentioned and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

                  "CERTIFICATEHOLDER" means a Person in whose name a Certificate is registered in the Certificate Register.

                  "CERTIFICATEHOLDERS' DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the Certificateholders' Interest Distribution Amount for such Distribution Date plus, for each Distribution Date on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Distribution Date.

                  "CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the sum of the Certificateholders' Interest Distribution Amount on the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date over (ii) the amount of interest actually distributed to the Certificateholders on such preceding Distribution Date, plus interest on the amount of such excess interest due to the Certificateholders, to the extent permitted by law, at the Certificate Rate from such preceding Distribution Date to the current Distribution Date.

                  "CERTIFICATEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount of interest accrued at the Certificate Rate for the related Interest Period on the outstanding Certificate Balance on the immediately preceding Distribution Date, after giving effect to all distributions of principal to Certificateholders on such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) and (ii) the Certificateholders' Interest Carryover Shortfall for such Distribution Date; PROVIDED, HOWEVER, that the Certificateholders' Interest Distribution Amount will not include any Certificateholders' Interest Index Carryover.

                  "CERTIFICATEHOLDERS' INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Certificate Rate for such Distribution Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Certificates that would have accrued in respect of the related Interest Period had interest been calculated based on the T-Bill Rate over (b) the amount of interest on the Certificates actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon, to the extent permitted by law, calculated based on the T-Bill Rate; PROVIDED, HOWEVER, that, on the Certificate Final Maturity Date, the Certificateholders' Interest Index Carryover will be equal to the lesser of (i) the Certificateholders' Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Certificateholders on such date pursuant to

Sections 5.05(c)(xi), 5.06(b)(C) and 5.06(c) of the Sale and Servicing
Agreement.

                  "CERTIFICATEHOLDERS' PERCENTAGE" means a fraction, expressed as a percentage, the numerator of which is the principal amount of the Certificates issued on the Closing Date and the denominator of which is the sum of the principal amount of the Notes issued on the Closing Date and the principal balance of the Certificates issued on the Closing Date.

                  "CERTIFICATEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date on or after which the Notes have been paid in full, the excess of (i) the sum of the Certificateholders' Principal Distribution Amount on such Distribution Date and any outstanding
Certificateholders' Principal Carryover Shortfall for the preceding
Distribution Date over (ii) the amount of principal actually distributed to the Certificateholders on such Distribution Date.

                  "CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, on each Distribution Date on and after which the principal balance of the Notes has been paid in full, the sum of (a) the Principal Distribution Amount for such Distribution Date (or, in the case of the Distribution Date on which the principal balance of the Notes is paid in full, any remaining Principal Distribution Amount not otherwise distributed to Noteholders on such Distribution Date) and (b) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; PROVIDED, HOWEVER, that the Certificateholders' Principal Distribution Amount will in no event exceed the Certificate Balance. In addition, on the Certificate Final Maturity Date, the principal required to be distributed to the Certificateholders will include the amount required to reduce the outstanding principal balance of the Certificates to zero.

                  "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                  "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "CLOSING DATE" means September 1, 1996.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                  "COLLATERAL" has the meaning specified in the Granting Clause of the Indenture.

                  "COLLECTION ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "COLLECTION PERIOD" means, with respect to the first Distribution Date, the period beginning on the Cutoff Date and ending on ____________, 1996 and with respect to each subsequent Distribution Date, the Collection Period means the three calendar months immediately following the end of the previous Collection Period.

                  "COMMISSION" means the Securities and Exchange
Commission.

                  "CONSOLIDATION LOANS" means Federal Consolidation Loans and Private Consolidation Loans, collectively.

                  "CORPORATE TRUST OFFICE" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at ______________________________________ _____,
Attention: ________________________________, _______________________ (telephone:
______________; facsimile: ______________) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration (telephone: (312) 407-4110; facsimile: (312) 407-1708); or at such other address as the Eligible Lender Trustee may designate by notice to the Certificateholders and the Seller, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Certificateholders and the Seller).

                  "COVERED LOSSES" means the lesser of (a) Realized Losses and
(b) the sum of Excess Interest plus the Reserve Account Covered Amount.

                  "CUTOFF DATE" means __________, 1996.

                  "DAL LOAN" means a Dental Access Loan made by the Seller to an eligible borrower under the Program.

                  "DEFAULT" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

                  "DEFINITIVE CERTIFICATES" has the meaning specified in Section 3.11 of the Trust Agreement.

                  "DEFINITIVE NOTES" has the meaning specified in
Section 2.10 of the Indenture.

                  "DELIVERY" when used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313) of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

                  "DEPARTMENT" means the United States Department of Education, an agency of the Federal government.

                  "DEPOSITOR" means the Seller in its capacity as Depositor under the Trust Agreement.

                  "DETERMINATION DATE" means, with respect to any Monthly Servicing Payment Date or Distribution Date, as the case may be, the third Business Day preceding such Monthly Servicing Payment Date or Distribution Date.

                  "DISTRIBUTION DATE" means, with respect to each Collection Period, the twenty-seventh day of each ____________, ___________, ___________ or
___________, or, if such day is not a Business Day, the immediately following Business Day, commencing on _____________, 1996.

                  "ELIGIBLE DEPOSIT ACCOUNT" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

                  "ELIGIBLE INSTITUTION" means a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), which (i) has (A) either a long-term senior unsecured debt rating of AAA or a short-term senior unsecured debt or certificate of deposit rating of A-1+ or better by Standard & Poor's and
(B)(1) a long-term senior unsecured debt rating of A1 or better and (2) a short-term senior unsecured debt rating of P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Eligible Lender Trustee or the Indenture Trustee may be considered an Eligible Institution.

                  "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Monthly Payment Date or Distribution Date, as the case may be), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from both of the Rating Agencies in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from both of the Rating Agencies in the highest investment category granted thereby;

                  (d) investments in money market funds having a rating from both of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee, the Administrator or the Eligible Lender Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above; and

                  (g) any other investment permitted by each of the Rating Agencies as set forth in writing delivered to the Indenture Trustee.

                  "ELIGIBLE LENDER TRUSTEE" means The First National Bank of Chicago, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement.

                  "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended.

                  "ESCROW ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "EVENT OF DEFAULT" has the meaning specified in
Section 5.01 of the Indenture.

                  "EXCESS INTEREST" means, for any Distribution Date, the net amount of Interest Collections on deposit in the Collection Account after taking into account any withdrawals therefrom pursuant to Sections 5.05(c)(i) through
(c)(iii) of the Sale and Servicing Agreement on such Distribution Date and any withdrawals therefrom pursuant to Sections 5.05(b)(i) through (b)(iii) of the Sale and Servicing Agreement on prior Monthly Payment Dates relating to the current Collection Period.

                  "EXCESS SERVICING FEE" has the meaning specified in Schedule C to the Sale and Servicing Agreement.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXPECTED INTEREST COLLECTIONS" means, with respect to any month in a Collection Period, the sum of (i) the amount of interest accrued, net of amounts required by the Higher Education Act to be paid to the Department or to be repaid to borrowers, with respect to the Financed Student Loans for such month (whether or not such interest is actually paid), (ii) all Interest Subsidy Payments and Special Allowance Payments expected to be received by the Eligible Lender Trustee for such month (whether or not actually received) with respect to the Financed Federal Loans and (iii) Investment Earnings for such month.

                  "EXPENSES" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

                  "EXECUTIVE OFFICER" means, with respect to any corporation, the Chief Executive Officer, Chief Operating
Officer, Chief Financial Officer, President, any Executive

Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

                  "FDIC" means the Federal Deposit Insurance
Corporation.

                  "FEDERAL CONSOLIDATION LOAN" means a loan made by the Seller to an eligible borrower that represents the refinancing of federal student loans of such borrower and his or her spouse in accordance with the applicable terms and conditions of the Program and the Higher Education Act.

                  "FEDERAL GUARANTOR" means PHEAA or ASA.

                  "FEDERAL ORIGINATION FEE" means the origination fee payable to the Department by the lender with respect to any Financed Federal Loan (including Federal Consolidation Loans) made on or after October 1, 1993, equal to 0.50% of the initial principal balance of such loan.

                  "FINANCED FEDERAL LOANS" means those Financed Student Loans that are guaranteed as to the payment of principal and interest by PHEAA or ASA and are reinsured by the Department.

                  "FINANCED PRIVATE LOANS" means those Financed Student Loans, and any Additional Student Loans that are Private Consolidation Loans, that are guaranteed as to the payment of principal and interest by TERI and are not reinsured by the Department or any other governmental entity.

                  "FINANCED STUDENT LOAN" means any law school, medical school, dental school, graduate business school or other graduate school student loan listed on the Schedule of Financed Student Loans on the Closing Date as set forth in Schedule A to the Sale and Servicing Agreement and the Indenture (which Schedule may be in the form of microfiche) or any Additional Student Loan.

                  "FINANCED STUDENT LOAN FILES" means the documents specified in
Section 3.03 of the Sale and Servicing Agreement.

                  "FUNDING PERIOD" means the period beginning on the Closing Date and ending on the first to occur of (a) the date on which an Event of Default, a Servicer Default or an Administrator Default occurs, (b) the date on which an

Insolvency Event occurs with respect to the Seller and (c) the close of business on the last day of the Collection Period preceding the ____________ Distribution Date.

                  "GAL LOAN" means a Graduate Access Loan made by the Seller to an eligible borrower under the Program.

                  "GRANT" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "GUARANTEE AGREEMENTS" means (i) in the case of PHEAA, the National Guaranty Agreement and the Lender Participation Agreement for Consolidation Loans, in each case dated as of August 26, 1995, between PHEAA and the Eligible Lender Trustee on behalf of the Issuer, (ii) in the case of ASA, the Guarantee Agreement dated as of August 26, 1995, between ASA and the Eligible Lender Trustee on behalf of the Issuer (together with the Rider to the Guarantee Agreement and the Certificate of Comprehensive Insurance, each dated the date thereof) and (iii) in the case of TERI, the Guarantee Agreement dated as of August 26, 1995, among TERI, the Seller and the Eligible Lender Trustee on behalf of the Issuer.

                  "GUARANTEE FEE ADVANCE" means a loan made by the Seller to a borrower of a Financed Private Loan, at the borrower's option, at the time such borrower commences repayment of such Financed Private Loan to finance the cost of the fee imposed with respect to such loan at such time.

                  "GUARANTEE FEE SUBACCOUNT" has the meaning specified in Section 5.09(a) of the Sale and Servicing Agreement.

                  "GUARANTEE PAYMENT" means any payment made by a Guarantor pursuant to a Guarantee Agreement in respect of a Financed Student Loan.

                  "GUARANTORS" means PHEAA, ASA and TERI.

                  "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended, together with any rules, regulations and interpretations thereunder.

                  "INDENTURE" means the Indenture dated as of September 1, 1996, between the Issuer and the Indenture Trustee.

                  "INDENTURE TRUST ESTATE" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                  "INDENTURE TRUSTEE" means ______________________, a
[________________ banking corporation], not in its individual capacity but solely as Indenture Trustee under the Indenture.

                  "INDEPENDENT" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  "INDEPENDENT CERTIFICATE" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of

"Independent" in the Indenture and that the signer is Independent within the meaning thereof.

                  "INITIAL CERTIFICATE BALANCE" means $__________.

                  "INITIAL FINANCED STUDENT LOANS" has the meaning specified in
Section 2.01 of the Sale and Servicing Agreement.

                  "INITIAL POOL BALANCE" means the sum of the Pool Balance as of the Cutoff Date, which is $______________, plus as of each Subsequent Cutoff Date, the principal balance of each Additional Student Loan sold to the Eligible Lender Trustee on behalf of the Issuer on each Transfer Date during the Funding Period.

                  "INSOLVENCY EVENT" means, with respect to a specified Person,
(a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

                  "INTEREST COLLECTIONS" shall have the meaning specified in
Section 5.03 of the Sale and Servicing Agreement.

                  "INTEREST PERIOD" means, with respect to a Distribution Date, the period from and including the Closing Date or the most recent Distribution Date on which interest on the Notes or the Certificates, as the case may be, has been distributed to but excluding the current Distribution Date.

                  "INTEREST SUBSIDY PAYMENTS" means payments, designated as such, consisting of interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                  "INVESTMENT EARNINGS" means, with respect to any Monthly Payment Date or Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Monthly Payment Date or Distribution Date pursuant to Section 5.01(b) of the Sale and Servicing Agreement.

                  "ISSUER" means KeyCorp Student Loan Trust 1996-A until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                  "ISSUER ORDER" and "ISSUER REQUEST" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  "LAI" means Law Access, Inc., a nonstock corporation organized under the laws of the State of Delaware.

                  "LAL LOAN" means a Law Access Loan made by the Seller to an eligible borrower pursuant to the Program.

                  "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Financed Student Loan by operation of law as a result of any act or omission by the related Obligor.

                  "LIQUIDATED STUDENT LOAN" means any defaulted Financed Student Loan liquidated by the Servicer (which shall not include any Financed Student Loan on which Guarantee Payments are received) or which the Servicer has, after using all reasonable efforts to realize upon such Financed Student Loan, determined to charge off.

                  "LIQUIDATION PROCEEDS" means, with respect to any Liquidated Student Loan, the moneys collected in respect thereof from whatever source, other than Recoveries, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the borrower on such Liquidated Student Loan.

                  "LOCK-IN PERIOD" means the period of days preceding any Distribution Date during which the Note Interest Rate or Certificate Rate, as applicable, in effect on the first day of such period shall remain in effect until the end of the Interest Period related to such Distribution Date.

                  "MAL LOAN" means a Medical Access Loan made by the Seller to an eligible borrower under the Program.

                  "MONTHLY SERVICING PAYMENT DATE" means the twenty-seventh day of each calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing on ____________, 1996.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "91-DAY TREASURY BILLS" means direct obligations of the United States with a maturity of thirteen weeks.

                  "NOTE" means a Floating Rate Asset Backed Note issued pursuant to the Indenture, substantially in the form of Exhibit A thereto.

                  "NOTE DEPOSITORY AGREEMENT" means the agreement dated as of the Closing Date relating to the Notes, substantially in the form of Exhibit B to the Indenture, among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company, as the initial Clearing Agency.

                  "NOTE FINAL MATURITY DATE" means the _________ _____ Distribution Date.

                  "NOTE INTEREST RATE" means, with respect to any Interest Period, the interest rate per annum (computed on the basis of the actual number of days in such Interest Period over a year of 365 days (or 366 in the case of a leap year)) equal to the lesser of (i) the weighted average T-Bill Rate within such Interest Period plus ___% and (ii) the Student Loan Rate for such Interest Period.

                  "NOTE OWNER" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "NOTE POOL FACTOR" as of the close of business on a Distribution Date means a seven-digit decimal figure equal to the outstanding principal balance of the Notes divided by the original outstanding principal balance of the Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal balance of the Notes.

                  "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 2.04 of the Indenture.

                  "NOTEHOLDER" means the Person in whose name a Note is registered in the Note Register.

                  "NOTEHOLDERS' DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of the Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Distribution Date.

                  "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of (i) the sum of the Noteholders' Interest Distribution Amount on the preceding Distribution Date and any Noteholders' Interest Carryover Shortfall on such preceding Distribution Date over (ii) the amount of interest actually distributed to the Noteholders on such preceding Distribution Date, plus interest on the amount of such excess interest due to the Noteholders, to the extent permitted by law, at the weighted average interest rate borne by the Notes from such preceding Distribution Date to the current Distribution Date.

                  "NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount of interest accrued at the Note Interest Rate for the related Interest Period on the outstanding principal balance of the Notes on the immediately preceding Distribution Date after giving effect to all principal distributions to Noteholders on such date (or, in the case of the first

Distribution Date, on the Closing Date) and (ii) the Noteholders' Interest Carryover Shortfall for such Distribution Date; PROVIDED, HOWEVER, that the Noteholders' Interest Distribution Amount will not include any Noteholders' Interest Index Carryover.

                  "NOTEHOLDERS' INTEREST INDEX CARRYOVER" means, with respect to any Distribution Date as to which the Note Interest Rate for such Distribution Date is based on the Student Loan Rate, the amount equal to the excess, if any, of (a) the amount of interest on the Notes that would have accrued in respect of the related Interest Period had interest been calculated based on the T-Bill Rate over (b) the amount of interest on the Notes actually accrued in respect of such Interest Period based on the Student Loan Rate, together with the unpaid portion of any such excess from prior Monthly Payment Dates (and interest accrued thereon, to the extent permitted by law, at the applicable rate calculated based on the T-Bill Rate); PROVIDED, HOWEVER, that on the Note Final Maturity Date, the Noteholders' Interest Index Carryover will be equal to the lesser of (i) the Noteholders' Interest Index Carryover on such date determined as described above and (ii) the amount of funds, if any, required and available to be distributed to Noteholders on such date pursuant to Sections 5.05(c)(ix), 5.06(d)(B) and 5.06(e) of the Sale and Servicing Agreement.

                  "NOTEHOLDERS' PERCENTAGE" means a fraction, expressed as a percentage, the numerator of which is the principal amount of the Notes issued on the Closing Date and the denominator of which is the sum of the principal amount of the Notes issued on the Closing Date and the principal balance of the Certificates issued on the Closing Date.

                  "NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of (i) the sum of the Noteholders' Principal Distribution Amount on such Distribution Date and any outstanding Noteholders' Principal Carryover Shortfall for the preceding Distribution Date over (ii) the amount of principal actually distributed to the Noteholders on such Distribution Date.

                  "NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the Principal Distribution Amount for such Distribution Date plus the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; PROVIDED, HOWEVER, that the

Noteholders' Principal Distribution Amount will not exceed the outstanding principal balance of the Notes. In addition, on the Note Final Maturity Date, the principal required to be distributed to the Noteholders will include the amount required to reduce the outstanding principal balance of the Notes to zero.

                  "OBLIGOR" on a Financed Student Loan means the borrower or co-borrowers of such Financed Student Loan and any other Person who owes payments in respect of such Financed Student Loan, including the Guarantor thereof and, with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department.

                  "OFFICERS' CERTIFICATE" means (i) in the case of the Issuer, a certificate signed by any two Authorized Officers of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee, (ii) in the case of the Seller or the Administrator, a certificate signed by any two Authorized Officers of the Seller or the Administrator, as appropriate and (iii) in the case of the Servicer, a certificate signed by any two Authorized Officers of the Servicer.

                  "OPINION OF COUNSEL" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture, and shall be in form and substance satisfactory to the Indenture Trustee and (ii) with respect to the Seller, the Administrator or the Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Seller, the Administrator or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Eligible Lender Trustee or the Rating Agencies, as applicable.

                  "OTHER STUDENT LOANS" means the BEL Loans, REL Loans, Consolidation Loans (including Private Consolidation Guarantee Fees, if any), Serial Loans and Guarantee Fee Advances made by the Seller to an eligible borrower who has one or more existing loans under the Program that are Financed Student Loans and are transferred or to be transferred to the

Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 of the Sale and Servicing Agreement, each of which shall be identified on Schedule A to the related Transfer Agreement.

                  "OUTSTANDING" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i)  Notes theretofore cancelled by the Note
         Registrar or delivered to the Note Registrar for cancellation;

                 (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (PROVIDED, HOWEVER, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture); and

                (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

PROVIDED that in determining whether the Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons.

                  "OUTSTANDING AMOUNT" means the aggregate principal amount of all Notes Outstanding at the date of determination.

                  "OVERCOLLATERALIZATION ADJUSTMENT" means the excess of (a) the excess of (i) the Overcollateralization Amount over (ii) the Specified Overcollateralization Amount over (b) the excess of (x) Realized Losses over (y) Covered Losses.

                  "OVERCOLLATERALIZATION AMOUNT" means, with respect to any Distribution Date, the excess of (i) the sum of the Pool Balance and the Pre-Funded Amount over (ii) the outstanding principal balance of the Notes and the Certificate Balance as of the preceding Distribution Date (after giving effect to any distribution of principal on such date).

                  "PAYING AGENT" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

                  "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "PHEAA" means the Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania.

                  "PHYSICAL PROPERTY" has the meaning assigned to such term in the definition of "Delivery" above.

                  "POOL BALANCE" means, as of the close of business on the last day of any Collection Period, the aggregate principal balance of the Financed Student Loans as of such day (including accrued interest thereon for the immediately preceding Collection Period to the extent such interest will be capitalized upon commencement of repayment and for which a corresponding Additional Funding will be made on the related Transfer Date but excluding any Purchased Student Loans and Liquidated Student Loans).

                  "PREDECESSOR NOTE" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                  "PRE-FUNDED AMOUNT" means, with respect to any Distribution Date, the amount on deposit in the Pre-Funding Account.

                  "PRE-FUNDING ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement (including, unless otherwise expressly stated, the Guarantee Fee Subaccount).

                  "PRINCIPAL DISTRIBUTION ADJUSTMENT" means, with respect to any Distribution Date, the amount of Available Funds on such Distribution Date to be used to make additional principal distributions to Noteholders (and, after the Notes have been paid in full, Certificateholders) to account for (i) the amount of any insignificant balance remaining outstanding as of such Distribution Date on a Financed Student Loan after receipt of a final payment from a borrower or Guarantor, when such insignificant balances are waived in the ordinary course of business by the Servicer at the direction of the Administrator in accordance with the Sale and Servicing Agreement, or (ii) the amount of principal collections erroneously treated as interest collections including by reason of the failure by a borrower to capitalize interest that had been expected to be capitalized or the rebate to borrowers of amounts paid by borrowers as required by applicable law.

                  "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to any Distribution Date, the sum of the following amounts with respect to the related Collection Period: (i) that portion of all collections received by the Servicer on the Financed Student Loans that is allocable to principal (including the portion of any Guarantee Payments received that is allocable to principal of the Financed Student Loans); (ii) all Liquidation Proceeds attributable to the principal amount of Financed Student Loans which became Liquidated Student Loans during such Collection Period in accordance with the Servicer's customary servicing procedures, together with all

Covered Losses on such Financed Student Loans; (iii) to the extent attributable to principal, the Purchase Amount received with respect to each Financed Student Loan repurchased by the Seller or purchased by the Servicer under an obligation which arose during the related Collection Period; (iv) the Principal Distribution Adjustment for such Distribution Date, if any; and (v) to the extent attributable to principal, amounts, if any, released from the Escrow Account (other than Investment Earnings) and deposited into the Collection Account on any Transfer Date; PROVIDED, HOWEVER, that the Principal Distribution Amount will exclude all payments and proceeds (including Liquidation Proceeds) of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period; and PROVIDED FURTHER, that for each Distribution Date before the December 2005 Distribution Date and, in the event the Financed Student Loans are not sold pursuant to the auction process set forth in Section 9.01(c), on any Distribution Date thereafter on which the Pool Balance is not equal to 10% or less of the Initial Pool Balance, the Principal Distribution Amount shall be reduced by an amount equal to the Overcollateralization Adjustment, if any.

                  "PRIVATE CONSOLIDATION GUARANTEE FEE" means, with respect to each Private Consolidation Loan, a fee charged to the borrower to discharge the underlying Financed Private Loans and included in the original principal amount of such Private Consolidation Loan.

                  "PRIVATE CONSOLIDATION LOAN" means a loan made by the Seller to an eligible borrower that represents the refinancing of BEL Loans or LAL Loans under the 1990-1991 Program or thereafter of such borrower in accordance with the terms of the Program.

                  "PROCEEDING" means any suit in equity, action at law or other judicial or administrative proceeding.

                  "PROGRAM" means the The Access Group Loan Program, as in effect from time to time.

                  "PURCHASE AMOUNT" means, as of the close of business on the last day of a Collection Period, ___ % of the amount required to prepay in full the respective Financed Student Loan under the terms thereof including all accrued interest thereon and any lost Interest Subsidy Payments and Special Allowance Payments with respect thereto.

                  "PURCHASED STUDENT LOAN" means a Financed Student Loan purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Section 4.06 of the Sale and Servicing Agreement or repurchased by the Seller pursuant to Section 3.02 of the Sale and Servicing Agreement.

                  "RATING AGENCY" means Moody's and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Servicer.

                  "RATING AGENCY CONDITION" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will not result in and of itself in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                  "REALIZED LOSSES" means the excess of the aggregate principal balance of any Liquidated Student Loan plus accrued but unpaid interest thereon over Liquidation Proceeds to the extent allocable to principal.

                  "RECORD DATE" means, with respect to a Monthly Payment Date, Distribution Date or Redemption Date, the close of business on the twenty-sixth day of the calendar month in which such Monthly Payment Date, Distribution Date or Redemption Date occurs.

                  "RECOVERIES" means, with respect to any Liquidated Student Loan, moneys collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Financed Student Loan became a Liquidated Student Loan, net of the sum of any amounts expended by the Servicer for the account of any Obligor and any amounts required by law to be remitted to the Obligor.

                  "REDEMPTION DATE" means (a) in the case of a redemption of Notes pursuant to Section 10.01(a) of the Indenture, the Distribution Date on which the Funding Period ends (or the Distribution Date on or immediately following the last day of the Funding Period, if the Funding Period does not end on a Distribution Date) or (b) in the case of a payment to Noteholders pursuant to
Section 10.01(b) of the Indenture, the Distribution Date specified by the Administrator or the Issuer pursuant to Section 10.01(b) of the Indenture.

                  "REDEMPTION PRICE" means (a) in the case of a redemption of the Notes pursuant to Section 10.01(a) of the Indenture, an amount equal to the unpaid principal amount of the Notes, plus accrued and unpaid interest thereon at the applicable Note Interest Rate to but excluding the Redemption Date and the amount of the Noteholders' Interest Index Carryover with respect thereto, or
(b) in the case of a payment made to Noteholders pursuant to Section 10.01(b) of the Indenture, the amount to be so paid, but not in excess of the amount specified in clause (a) above.

                  "REL LOAN" means a Residency Loan made by the Seller to an eligible borrower under the Program.

                  "RESERVE ACCOUNT" means the account designated as such, established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

                  "RESERVE ACCOUNT COVERED AMOUNT" means, with respect to any Distribution Date, the excess of Realized Losses over the sum of (a) Excess Interest and (b) the Overcollateralization Amount.

                  "RESERVE ACCOUNT INITIAL DEPOSIT" means $__________.

                  "RESPONSIBLE OFFICER" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers, with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "SALE AND SERVICING AGREEMENT" means the Sale and Servicing Agreement dated as of September 1, 1996, among the

Issuer, the Seller, the Administrator, the Eligible Lender Trustee and the Servicer.

                  "SCHEDULE OF FINANCED STUDENT LOANS" means the listing of the Financed Student Loans set forth in Schedule A to the Sale and Servicing Agreement and to the Indenture (which Schedule may be in the form of microfiche), as amended or supplemented on each Transfer Date during the Funding Period to reflect the sale to the Eligible Lender Trustee on behalf of the Trust of the Additional Student Loans.

                  "SELLER" means Key Bank USA, National Association, a national banking association.

                  "SERIAL LOANS" means additional student loans, other than BEL Loans and Consolidation Loans, which are made under the Program to a borrower who is also a borrower under at least one Initial Financed Student Loan.

                  "SERVICER" means PHEAA, in its capacity as servicer of the Financed Student Loans.

                  "SERVICER DEFAULT" means an event specified in Section 8.01(a) of the Sale and Servicing Agreement.

                  "SERVICER'S REPORT" means any report of the Servicer delivered pursuant to Section 4.08(a) or (b) of the Sale and Servicing Agreement, substantially in the form acceptable to the Administrator.

                  "SERVICING FEE" has the meaning specified in Schedule C to the Sale and Servicing Agreement.

                  "SERVICING PAYMENT DATE" has the meaning specified in Section 5.05(b) of the Sale and Servicing Agreement.

                  "SLS LOAN" means a Financed Federal Loan designated as such that is made under the Federal Supplemental Loans for Students Program pursuant to the Higher Education Act.

                  "SPECIAL ALLOWANCE PAYMENTS" means payments, designated as such, consisting of effective interest subsidies by the Department in respect of the Financed Federal Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

                  "SPECIFIED CREDIT ENHANCEMENT AMOUNT" with respect to any Distribution Date means the greater of (i) __% of the Pool Balance as of the close of business on the last day of the related Collection Period and (ii) __% of the Initial Pool Balance.

                  "SPECIFIED OVERCOLLATERALIZATION AMOUNT" with respect to any Distribution Date means the excess of the Specified Credit Enhancement Amount over the Specified Reserve Account Balance.

                  "SPECIFIED RESERVE ACCOUNT BALANCE" with respect to any Distribution Date means the greater of: (a) __% of the Pool Balance as of the close of business on the last day of the related Collection Period and (b) __% of the Initial Pool Balance; provided, however, that in no event will such balance exceed the sum of the outstanding principal amount of the Notes and the outstanding principal balance of the Certificates.

                  "STAFFORD LOAN" means a Financed Federal Loan designated as such that is made under the Federal Stafford Loan Program in accordance with the Higher Education Act.

                  "STANDARD & POOR'S" means Standard & Poor's Corporation.

                  "STATE" means any one of the 50 States of the United States of America or the District of Columbia.

                  "STUDENT LOAN RATE" means, with respect to any Interest Period, the interest rate equal to the product of (a) the quotient obtained by dividing (i) 360 by (ii) the actual number of days elapsed in such Interest Period and (b) the percentage equivalent of a fraction, the numerator of which is equal to Expected Interest Collections for the month of the Collection Period relating to such Interest Period less the Servicing Fees and the Administration Fee, if the applicable Monthly Payment Date is also a Distribution Date, with respect to such month plus the excess of Expected Interest Collections for prior months in such Collection Period over the Servicing Fees, the Noteholders' Interest Distribution Amount and the Certificateholders' Interest Distribution Amount for such prior months and (ii) the denominator of which is the sum of (x) the Pool Balance as of the first day of such Collection Period and (y) the principal balance on deposit in the Pre-

Funding Account as of the first day of such Collection Period (after giving effect to all deposits thereto and withdrawals therefrom on the preceding Distribution Date).

                  "SUBSEQUENT CUTOFF DATE" means the day as of which principal and interest accruing with respect to an Additional Student Loan are transferred to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 of the Sale and Servicing Agreement.

                  "SUBSEQUENT POOL STUDENT LOANS" means any law school, medical school, dental school, graduate business schoold and other graduate school student loans listed on the Schedule of Subsequent Pool Student Loans on the Closing Date as set forth in Schedule B to the Sale and Servicing Agreement (which Schedule may be in the form of microfiche), which student loans the Seller intends to transfer to the Eligible Lender Trustee on behalf of the Issuer pursuant to Section 2.02 of the Sale and Servicing Agreement, each of which shall be identified on Schedule A to the related Transfer Agreement.

                  "SUCCESSOR ADMINISTRATOR" has the meaning specified in Section 3.07(e) of the Indenture.

                  "SUCCESSOR SERVICER" has the meaning specified in
Section 3.07(e) of the Indenture.

                  "SUPPLEMENTAL SALE AND SERVICING AGREEMENT" means the Supplemental Sale and Servicing Agreement dated as of October 1, 1995, among the Seller, the Administrator, the Trust, the Eligible Lender Trustee, the Indenture Trustee, the Servicer and LAI.

                  "T-BILL RATE" means, on any day, the weighted average per annum discount rate (expressed on a bond equivalent basis and applied on a daily basis) for 91-day Treasury Bills sold at the most recent 91-day Treasury Bill auction prior to such date as reported by the U.S. Treasury Department. In the event that the results of the auctions of 91-day Treasury Bills cease to be published or reported as provided above, or that no such auction is held in a particular week, then the "T-Bill Rate" in effect as a result of the last such publication or report shall remain in effect until such time, if any, as the results of auctions of 91-day Treasury Bills shall again be so published or reported or such an auction is held, as the case may be. The T-Bill Rate shall be subject to a Lock-In Period of six Business Days.

                  "TERI" means The Education Resources Institute,
Inc., a Massachusetts non-profit corporation.

                  "TRANSFER AGREEMENT" has the meaning specified in
Section 2.02(b) of the Sale and Servicing Agreement.

                  "TRANSFER DATE" means the fifteenth day (or, if such day is not a Business Day, the next succeeding Business Day) of any month during the Funding Period designated by the Seller as a date on which Additional Student Loans will be conveyed to the Eligible Lender Trustee on behalf of the Trust pursuant to Section 2.02 of the Sale and Servicing Agreement.

                  "TREASURY REGULATIONS" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "TRUST" means the Issuer, established pursuant to the Trust Agreement.

                  "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

                  "TRUST ACCOUNTS" has the meaning specified in
Section 5.01 of the Sale and Servicing Agreement.

                  "TRUST AGREEMENT" means the Amended and Restated Trust Agreement dated as of October 1, 1995, between the Depositor and the Eligible Lender Trustee.

                  "TRUST CERTIFICATE" means a Certificate.

                  "TRUST ESTATE" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Sale and Servicing Agreement, the Supplemental Sale and Servicing Agreement and the Administration Agreement.

                  "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

                  "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

                                                               SCHEDULE A TO THE
                                                    SALE AND SERVICING AGREEMENT

                       Schedule of Financed Student Loans
                       ----------------------------------

                    [To be supplied by Key Bank at Closing.]

                                                                      SCHEDULE B
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

                     Location of Financed Student Loan Files
                     ---------------------------------------

                  Documents relating to the Financed Student Loans (including original notes) are stored at PHEAA's facility at 1200 North 7th Street, Harrisburg, Pennsylvania 17102.

                                                                      SCHEDULE C
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

                             Servicing Fee Schedules
                             -----------------------

                  As used herein, each capitalized term used but not otherwise defined herein shall have the respective meaning set forth in Appendix A to the Sale and Servicing Agreement dated as of _______ __, 1996, among Key Bank USA, National Association, as Seller and Administrator, KeyCorp Student Loan Trust 1996-A, Pennsylvania Higher Education Assistance Agency, as Servicer, and The First National Bank of Chicago, as Eligible Lender Trustee (the "Sale and Servicing Agreement"), except that "Remote Time-Sharing Services Program", "Key Bank Servicing Agreement" and "Key Bank RT-SS Agreement" shall have the meanings set forth in the Supplemental Sale and Servicing Agreement.

                  The Servicing Fee payable on each Monthly Servicing Payment Date in accordance with Sections 4.07 and 5.05(b)(i) and (c)(i) of the Sale and Servicing Agreement shall be equal to, subject to the limitations set forth in the following paragraph, the sum of (i) the Monthly Base Servicing Fees, (ii) the Forbearance Fees, (iii) the Claims Fees, (iv) the Data Transfer Fees, (v) the Remote Access Fees, (vi) any Miscellaneous Fees and (vii) any Deconversion Fees (each as defined below) for the calendar month preceding such Monthly Servicing Payment Date.

                  Notwithstanding the foregoing, in the event that the fee payable to the Servicer calculated as set forth in the preceding paragraph (other than any Deconversion Fees) for any Monthly Payment Date would exceed ________% of the Pool Balance as of the end of the preceding calendar month (the "Capped Amount"), then the "Servicing Fee" for such Monthly Payment Date shall instead be equal to the Capped Amount for such date plus any Deconversion Fees for such preceding calendar month. The remaining amount in excess of such Servicing Fee, together with any such excess amounts from prior Monthly Payment Dates that remain unpaid (the "Excess Servicing Fee"), will be payable on each succeeding Distribution Date solely to the extent of any available funds therefor pursuant to Section 5.05(c)(viii), 5.06(d) or 5.06(e) of the Sale and Servicing Agreement.

                  1.  MONTHLY BASE SERVICING FEES.  The "Monthly
Base Servicing Fees" for any given Monthly Payment Date shall equal ________% of the Pool Balance as of the end of the preceding calendar month, subject to adjustment as provided in paragraph 8 below.

                  2. FORBEARANCE FEE. The "Forbearance Fee" for any given Monthly Servicing Payment Date shall equal a one-time fee of $5.00 for each LAL Loan and BEL Loan that first went into forbearance during the preceding calendar month and a one-time fee of $2.00 for each LAL Loan and BEL Loan as to which a forbearance period is renewed during the preceding calendar month, subject to adjustment as provided in paragraph 8 below.

                  3. CLAIMS FEES. The "Claim Fee" for any given Monthly Servicing Payment Date shall equal $10.00 for each Financed Student Loan for which the Servicer filed a claim for payment with a Guarantor during the preceding calendar month, subject to adjustment as provided in paragraph 8 below.

                  4. DATA TRANSFER FEE. The "Data Transfer Fee" for any given Monthly Servicing Payment Date shall equal $75 for the preceding calendar month for the electronic transfer of information to be provided by the Servicer under the Sale and Servicing Agreement and the Supplemental Sale and Servicing Agreement to the Administrator, the Eligible Lender Trustee and the Indenture Trustee.

                  5. REMOTE ACCESS FEE. The "Remote Access Fee" for any given Monthly Servicing Payment Date shall equal $___ for the preceding calendar month for the Remote Time-Sharing Services Program provided to the Administrator in accordance with the Supplemental Sale and Servicing Agreement. The Servicer reserves the right to increase or decrease the Remote Access Fee upon not less than thirty (30) days prior written notice to the Administrator; PROVIDED, HOWEVER, that the Remote Access Fee will in no event be increased annually by more than 20%, and provided further, that the Servicer may pass along any increases in long distance telephone charges included in such Remote Access Fee. The Administrator may cancel its participation in the Remote Time-Share Services Program at any time.

                  6. MISCELLANEOUS FEES. The Servicer may charge the fees set forth below, subject to adjustment as provided in paragraph 8 below, based on actual time expended (plus the actual costs incurred for mail and shipping charges) for any management information services or additional services, such as document transferral, special computer reports and projects, which are requested by the Administrator with respect to the Financed Student Loans that are not otherwise required to be provided by the Servicer ("Miscellaneous Fees").

         Employee/Expense                                Rate Per Hour
         ----------------                                -------------
         Senior Management                               $ 60
         Portfolio/SLSC Manager                          $ 40
         SLSC Supervisor                                 $ 25
         Support Staff                                   $ 20
         Computer Programmer                             $ 75
         Computer Analyst                                $ 75

          Computer Processing Time $350 (per wallclock hour)


                  7. DECONVERSION FEES. In the event of (i) any sale of the Financed Student Loans on behalf of the Trust to any Person (other than the Seller, the Administrator, PHEAA or the Servicer and prior to the ______ Distribution Date) in which the purchaser elects to deconvert the Financed Student Loans and not retain PHEAA as Servicer or (ii) any termination by the Trust of PHEAA as Servicer of the Financed Student Loans, except for any termination for cause, as a result of PHEAA failing to maintain its eligibility as a third-party servicer under the Higher Education Act or as a result of any Servicer Default, the Trust shall pay to PHEAA the following deconversion fee (the "Deconversion Fee"), per loan, based on the status of the loan at the time of deconversion:

                  Loan Status                                 Per Loan Fees
                  -----------                                 -------------
In-School Stafford Loans
In-School Deferred SLS Loans                                     $115.00
LAL and BEL Loans

Any other status or type of loan                                  $62.50

                  In the event that the Seller repurchases or otherwise reacquires any or all of the Financed Student Loans, the only fees payable to the Servicer in connection with the transfer of any Financed Student Loan to the Seller shall be the miscellaneous fees set forth in paragraph 6 incurred to accomplish such transfer; PROVIDED, HOWEVER, that all such fees shall be the obligation solely of the Seller and shall in no event be the obligation of the Trust or the Eligible Lender Trustee.

                  8. ADJUSTMENTS. (a) If a demonstrable and significant increase occurs in the costs incurred by the Servicer in providing the services to be provided under this Agreement and the Supplemental Sale and Servicing Agreement, whether due to changes in applicable governmental regulations, guarantor program requirements or regulations, United States Postal Service postage rates or some other identifiable cost increasing event, the parties to the Sale and Servicing Agreement shall negotiate in good faith a reasonable increase in the Monthly Base Servicing Fee to reflect the increased costs of the Servicer; PROVIDED, HOWEVER, that the foregoing shall not be construed to apply to cost increases that result directly or indirectly from a reduction in the volume or amount of loans serviced by the Servicer or serviced pursuant to remote time-sharing services provided by the Servicer.

                  (b) The Forbearance Fees, the Claims Fees and Miscellaneous Fees set forth above shall be adjusted, effective June 1, 1997, and each June 1 thereafter, by adding to the applicable fee then in effect the product of (i) the fee then in effect and (ii) the percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI/W) for the preceding twelve-month period, provided that the fees then in effect shall not be increased by more than eight percent (8%).

                  (c) The Monthly Base Servicing Fees will be subject to reduction or rebate in accordance with paragraph 7 of the Supplemental Sale and Servicing Agreement.

                  9. CERTAIN WAIVERS. The Servicer agrees to waive the Remote Access Fee set forth above as long as the Seller is the Administrator and is paying a remote access fee pursuant to the Key Bank RT-SS Agreement.

                                                                      SCHEDULE D
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

                       Servicing Provisions to be Audited
                       ----------------------------------

Sections 3.03, 3.04, 4.01, 4.02, 4.03, 4.06, 4.08, 5.02 and 5.03 of the Sale and
Servicing Agreement.

                     Administrative Provisions to be Audited
                     ---------------------------------------

Sections 4.04, 4.08, 5.05, 5.06, 5.07 and 5.08 of the Sale and Servicing Agreement.

Sections 1(a)(B), 1(a)(D), 1(a)(G), 1(a)(J), 1(a)(S) (to the extent of filings with the Securities and Exchange Commission), 1(a)(T), 1(b)(iii), 2 and 3 of the Administration Agreement.

                                                                       EXHIBIT A
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

Form of Noteholders' Statement
pursuant to Section 5.07(b) of Sale
and Servicing Agreement (capitalized
terms used herein are defined in
Appendix A Thereto)
- -------------------------------------

         Distribution Date:___________________

(i) Amount of principal being paid or distributed in respect of the Notes:___________
         ($_______ per $1,000 original principal amount of Notes)

(ii) Amount of interest being paid or distributed in respect of the Notes:___________
         ($_______ per $1,000 original principal amount of Notes)

(iii) Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
                  (1)  Distributed: ___________
         ($_______ per $1,000 original principal
         amount of Notes)

                  (2)  Balance: __________
         ($_______ per $1,000 original principal
         amount of Notes)

(iv)              Pool Balance at end of related Collection
                  Period:________

(v) After giving effect to distributions on this Distribution Date:

                  (a)      (1)      outstanding principal amount of
                                    Notes:____________

                           (2)      Note Pool Factor:____________

                  (b)      (1)      Certificate Balance:________________

                           (2)      Certificate Pool Factor:____________

(vi)              Note Interest Rate:

                  (a)  In general:1/

                           (1) T-Bill Rate for the period from the previous Distribution Date to this Distribution Date was _____%; and

                           (2)  the Student Loan Rate was _____%.

                  (b)  Note Interest Rate:______% (based on [T-Bill Rate]

                                                   [Student Loan Rate])

(vii)             (a)  Amount of Servicing Fee
                       for related Collection Period:____________ ($_______ per $1,000 original principal amount of Notes)

                  (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):

                           (1)  Distributed: __________ ($_______ per $1,000
                                original principal amount of Notes)

                           (2)  Balance: ____________ ($_______ per
                                $1,000 original principal amount of Notes)

(viii) Amount of Administration Fee for related Collection Period:____________ ($_______ per $1,000 original principal amount of Notes)

(ix)              (a)      Aggregate amount of Realized Losses (if any)
                           for the related Collection

                           Period:____________

- --------
[1/ This calculation not required unless the excess of the T-Bill Rate over _________, expressed as a percentage, is greater than 100 basis points as of the preceding Determination Date.]

                  (b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection
                           Period:____________

(x)               Amount in the Reserve Account:____________

[(xi)             Amount in the Pre-Funding Account:_________]2/

[(xii) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of the Notes:__________]3/

- --------
                  2/ To be included for each Distribution Date during the Funding Period.
                  3/ To be included for the Distribution Date on or immediately following the end of the Funding Period.

                                                                       EXHIBIT B
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

Form of Certificateholders' Statement pursuant to Section 5.07(b) of Sale and Servicing Agreement (capitalized terms used herein are defined in APPENDIX A THERETO)

         Distribution Date:___________________

(i) Amount of principal being paid or distributed in respect of the Certificates:___________ ($_______

         per                            $1,000 original
         principal                   amount of the
                                     Certificates)4/

(ii)              Amount of interest being paid or distributed in
respect                    of the Certificates:______________ ($_______
per $1,000

                                         original principal
                                         amount of Certificates)

(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

                  (1)      Distributed:  ______________ ($_______ per
$1,000                                    original principal amount of
                                          Certificates)

                  (2)      Balance:  ______________ ($_______ per $1,000
                                          original principal amount of
                                          Certificates)

(iv)              Pool Balance at end of related Collection
                  Period:________

- --------
         4/        Only after the Notes have been paid in full.

(v) After giving effect to distributions on this Distribution Date:

                  (a)      (1)      outstanding principal amount of Class A-
                                    1 Notes:____________

                           (2)      Note Pool Factor:____________

                  (b)      (1)      Certificate Balance:________________
                           (2)      Certificate Pool Factor:____________

(vi)              Applicable Interest Rate:

                  (a)  In general:5/

                           (1)      T-Bill Rate for the period from the
                                    previous Distribution Date to this
                                    Distribution Date was _____%; and

                           (2)  the Student Loan Rate was _____%.

                  (b)      Certificate Rate:______% (based on [T-Bill
                           Rate]

                                                [Student Loan Rate])

(vii)             (a)      Amount of Servicing Fee
                           for related Collection

                           Period:____________ ($_______ per $1,000
                                                original principal amount of
                                                Certificates)

                  (b)      Amount of Excess Servicing
                           Fee being distributed and
                           remaining balance (if any):

                           (1)      Distributed:  ______________  ($_______
                                                per $1,000 original
                                                principal amount of
                                                Certificates)

                           (2)      Balance:  ______________ ($_______ per
                                    $1,000
                                                of original principal amount
                                                Certificates)

- --------
5/        To be included for each Distribution Date
during the Funding Period.

(viii)            Amount of Administration Fee
                  for related Collection
                  Period:____________ ($_______ per $1,000
                                                 original principal amount of
Certificates)

(ix)              (a)      Aggregate amount of Realized Losses (if any)
                           for the related Collection
                           Period:____________

                  (b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection
                           Period:____________

(x)               Amount in the Reserve Account:____________

[(xi)             Amount in the Pre-Funding Account:_________]6/


- --------
6/ To be included for each Distribution Date during the Funding Period.

                                                                       EXHIBIT C
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

                       FORM OF ADMINISTRATOR'S CERTIFICATE
                       -----------------------------------

                                [To be provided]

                                                                       EXHIBIT D
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

                               TRANSFER AGREEMENT

                                                         TRANSFER No. ____ OF
                                            ADDITIONAL STUDENT LOANS dated as of
                                            _________, 199_, among KEYCORP
                                            STUDENT LOAN TRUST 1996-A, a New
                                            York trust (the "Issuer"), KEY BANK
                                            USA, NATIONAL ASSOCIATION, a
                                            national banking association, as
                                            seller (the "Seller"), THE FIRST
                                            NATIONAL BANK OF CHICAGO, a national
                                            banking association, as seller, not
                                            in its individual capacity but
                                            solely as Eligible Lender Trustee of
                                            the Issuer (the "Eligible Lender
                                            Trustee"), and KEY BANK USA,
                                            NATIONAL ASSOCIATION, a national
                                            banking association, as
                                            administrator (the "Administrator").

                              W I T N E S S E T H:

                  WHEREAS the Issuer, the Seller, the Eligible Lender Trustee, the Administrator and the Servicer (as defined in the Appendix A to the Sale and Servicing Agreement) are parties to the Sale and Servicing Agreement dated as of September 1, 1996 (as amended or supplemented, the "Sale and Servicing Agreement");

                  WHEREAS the Seller, as depositor, and the Eligible Lender Trustee are parties to the Amended and Restated Trust Agreement dated as of September 1, 1996 (as amended or supplemented, the "Trust Agreement");

                  WHEREAS pursuant to the Sale and Servicing Agreement, the Seller wishes to convey the Additional Student Loans referred to in Section 2 (the "Additional Student Loans") to the Eligible Lender Trustee on behalf of the Issuer; and

                  WHEREAS, the Eligible Lender Trustee and the Issuer are willing to accept such conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. DEFINITIONS AND USAGE. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in Appendix A to the Sale and Servicing Agreement, which also contains rules of construction and usage that shall be applicable herein.

                  In addition, the following terms have the following meanings:

                  "SUBSEQUENT CUTOFF DATE" means, with respect to each Additional Student Loan, the date specified as such on Schedule A hereto.

                  "TRANSFER DATE" means, with respect to the Additional Student Loans, ______________, 199_.

                  2. SCHEDULE OF FINANCED STUDENT LOANS. Attached hereto as Schedule A is a supplement to Schedule A to the Sale and Servicing Agreement listing the Additional Student Loans to be conveyed on the Transfer Date to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement.

                  3. CONVEYANCE OF ADDITIONAL STUDENT LOANS. In consideration of the Issuer's delivery to or upon the order of the Seller of $__________, the Seller does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Sale and Servicing Agreement), to the Eligible Lender Trustee on behalf of the Issuer:

                  (a) all right, title and interest of the Seller in and to each Additional Student Loan, and all moneys received thereon, on and after the related Subsequent Cutoff Date; and

                  (b) the proceeds of any and all of the foregoing.

                  4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller hereby represents and warrants to the Issuer as of the date of this Agreement and as of the Transfer Date that:

                  (a) ORGANIZATION AND GOOD STANDING. The Seller is duly organized and validly existing as a national banking association in good standing under the laws of the United States of America, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Additional Student Loans.

                  (b) POWER AND AUTHORITY. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full corporate power and corporate authority to sell and assign the property to be sold and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Seller has duly authorized such sale and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary corporate action.

                  (c) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

                  (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Seller, any order, rule or regulation applicable to the Seller of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (e) NO PROCEEDINGS. There are no proceedings or investigations pending against the Seller or, to its best knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties:
         (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the Federal or State income tax attributes of the Issuer, the Notes or the Certificates.

                  (f) ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Seller in connection with the execution and delivery by the Seller of this Agreement and the performance by the Seller of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

                  (g) PRINCIPAL BALANCE. The aggregate principal balance of the Additional Student Loans listed on Schedule A attached hereto and conveyed to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement as of their respective Subsequent Cutoff Dates is $___________.

                  5. CONDITIONS PRECEDENT. The obligation of the Issuer to acquire the Additional Student Loans hereunder is subject to the satisfaction, on or prior to the Transfer Date, of the following conditions precedent:

                  (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Seller in Section 4 of this Agreement and in Section 3.01 of the Sale and Servicing Agreement shall be true and correct as of the date of this Agreement and as of the Transfer Date.

                  (b) SALE AND SERVICING AGREEMENT CONDITIONS. Each of the conditions set forth in Section 2.02(b) of the Sale and Servicing Agreement shall have been satisfied.

                  (c) DELIVERY OF ASSIGNMENT. The Seller shall have delivered an Assignment substantially in the form of Annex A hereto.

                  (d) ADDITIONAL INFORMATION. The Seller shall have delivered to the Issuer such information as was reasonably requested by the Issuer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and in Section 3.01 of the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section 5.

                  6. RATIFICATION OF AGREEMENT. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

                  7. COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

                  8. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  9. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                                 KEYCORP STUDENT LOAN TRUST
                                                 1996-A,

                                                   by THE FIRST NATIONAL BANK
                                                 OF CHICAGO, not in its
                                                 individual capacity but
                                                 solely as Eligible Lender
                                                 Trustee,

                                                 by

                                                 -----------------------
                                                    Name:
                                                    Title:

                                                 THE FIRST NATIONAL BANK OF
                                                 CHICAGO, not in its
                                                 individual capacity but
                                                 solely as
                                                 Eligible Lender Trustee,

                                                 by

                                                 -----------------------
                                                 Name:
                                                 Title:

                                                 KEY BANK USA, NATIONAL
                                                 ASSOCIATION, Seller,

                                                 by

                                                 -----------------------
                                                 Name:
                                                 Title:

                                                 KEY BANK USA, NATIONAL
                                                 ASSOCIATION, Administrator,

                                                    by

                                                 ------------------------
                                                 Name:
                                                 Title:

Acknowledged and accepted as
of the date first above written:


- --------------------,
not in its individual
capacity but solely as
Indenture Trustee,

  by

     --------------------------
     Name:
     Title:

                                                                      SCHEDULE A
                                                                          TO THE
                                                      TRANSFER AGREEMENT NO. ___

                        [List of Additional Student Loans
                   and their related Subsequent Cutoff Dates]

                                                                         ANNEX A
                                                       TO THE TRANSFER AGREEMENT

                                   ASSIGNMENT

                  For value received, in accordance with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of ________ __, 1996, among the undersigned, as seller (the "Seller") and as administrator (the "Administrator"), KeyCorp Student Loan Trust 1996-A (the "Trust"), The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), and Pennsylvania Higher Education Assistance Agency, as servicer (the "Servicer"), and the Transfer Agreement No.__ dated as of __ , 199_ , (the "Transfer Agreement") among the Seller, the Administrator, the Trust and the Eligible Lender Trustee, the undersigned does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Additional Student Loans (as such term is defined in the Transfer Agreement) and all monies received thereon, on and after each applicable Subsequent Cutoff Date (as such term is defined in the Transfer Agreement) and (ii) the proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement (as such term is defined in the Transfer Agreement)). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the borrowers of such Additional Student Loans or any other person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Additional Student Loan described in Schedule A to the Transfer Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Servicing Agreement and the Transfer Agreement and is to be governed by the Sale and Servicing Agreement and the Transfer Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in the Transfer Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of __ , 199_.

                                                KEY BANK USA, NATIONAL

ASSOCIATION,

                                                as Seller

                                                  by

                                                    ------------------------
                                                    Name:
                                                    Title:

                                                                       EXHIBIT E
                                                                          TO THE
                                                    SALE AND SERVICING AGREEMENT

                                   ASSIGNMENT

                  For value received, in accordance with the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of _______ __, 1996, among the undersigned, as seller (the "Seller") and as administrator (the "Administrator"), KeyCorp Student Loan Trust 1996-A (the "Trust"), The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), and Pennsylvania Higher Education Assistance Agency, as servicer (the "Servicer"), the undersigned does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Initial Financed Student Loans and all obligations of the Obligors thereunder, including all monies paid thereunder on or after the Cutoff Date, (ii) the Assigned Rights, (iii) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Pre-Funded Amount, and in all investments and proceeds thereof (including all income thereon) and (iv) the proceeds of any and all of the foregoing (including proceeds derived from the voluntary or involuntary conversion of any of the Initial Financed Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Seller to the borrowers of Initial Financed Student Loans or any other person in connection with the Initial Financed Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Initial Financed Student Loan described in Schedule A to the Sale and Servicing Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Sale and Servicing Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale and Servicing Agreement and is to be governed by the Sale and Servicing Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the Sale and Servicing Agreement, which also contains rules as to usage that shall be applicable herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of _______ __, 1996.

                                              KEY BANK USA, NATIONAL
                                              ASSOCIATION, as Seller


                                                by
                                                  -----------------------
                                                  Name:
                                                  Title: